                                                            Exhibit 10.34

                  THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA

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                          STANDARD FORM OF DESIGN-BUILD
                        AGREEMENT AND GENERAL CONDITIONS
                          BETWEEN OWNER AND CONTRACTOR
                   (Where the Basis of Payment is a Lump Sum)
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                                TABLE OF ARTICLES

1.   AGREEMENT
2.   GENERAL PROVISIONS
3.   CONTRACTOR'S RESPONSIBILITIES
4.   OWNER'S RESPONSIBILITIES
5.   SUBCONTRACTS
6.   CONTRACT TIME
7.   CONTRACT PRICE
8.   CHANGES IN THE WORK
9.   PAYMENT
10.  INDEMNITY, INSURANCE AND WAIVER OF SUBROGATION
11.  TERMINATION  OF THE  AGREEMENT  AND OWNER'S  RIGHT TO PERFORM  CONTRACTOR'S
     RESPONSIBILITIES
12.  DISPUTE RESOLUTION
13.  MISCELLANEOUS PROVISIONS 14. LIST OF CONTRACT DOCUMENTS

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AGC DOCUMENT NO.  415 o STANDARD FORM OF DESIGN-BUILD AGREEMENT AND GENERAL CONDITIONS BETWEEN OWNER AND CONTRACTOR
(C) 1993, The Associated General Contractors of America
                                                                               1

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This Agreement has important legal and insurance consequences. Consultation with an  attorney  and  insurance  consultant  is  encouraged  with  respect  to  its completion or modification.
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                   STANDARD FORM OF DESIGN-BUILD AGREEMENT AND
                 GENERAL CONDITIONS BETWEEN OWNER AND CONTRACTOR
                   (Where the Basis of Payment is a Lump Sum)

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                                    ARTICLE 1
                                    AGREEMENT

This  Agreement  is made  effective  this 18th day of  December in the year 2006
(Effective Date), by and between the

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OWNER
(Name and Address)                        SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                                          2101 South 42nd Avenue
                                          Council  Bluffs,  IA 51502

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and the
CONTRACTOR                                TODD & SARGENT, INC.
(Name and Address                         620 Arrasmith Trail
                                          Ames, IA 50010

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for services in connection with the following
PROJECT A new 1,000,000  Buschel  Receiving & Storage Facility with DDGS Storage and Handling at Council Bluffs, Iowa.

          Notice to the parties shall be given at the above addresses.

                                   ARTICLE 2
                               GENERAL PROVISIONS

2.1 TEAM  RELATIONSHIP  The Owner and the  Contractor  agree to proceed with the
Project  on the basis of trust,  good  faith and fair  dealing.  The  Contractor agrees to procure the  architectural  and engineering  services set forth below, and to furnish  construction  and  administration  of the Work.  The  Contractor acknowledges that the Owner entered into a separate design-build  agreement with
ICM,  Inc. to design and construct an ethanol plant capable of producing no less than 110 MGPY of denatured  fuel grade  ethanol and no less than 338,000 tons of dry distiller's grains. The Contractor agrees to integrate its services and work with the work  performed by ICM and will  coordinate  and cooperate  with ICM in performing this Agreement.

2.2 ARCHITECT/ENGINEER  Architectural and engineering services shall be procured from licensed,  independent design  professionals  retained by the Contractor or furnished by licensed employees of the Contractor, or as permitted by the law of the  state  where the  Project  is  located.  The  person  or  entity  providing
architectural   and   engineering   services   shall  be   referred  to  as  the
Architect/Engineer.   If  the   Architect/Engineer   is  an  independent  design
professional,  the architectural and engineering  services shall be procured and payments shall be made pursuant to a separate  agreement  between the Contractor and the  Architect/Engineer.  The  architectural  and  engineering  services are independent of the work or services  provided  directly by the  Contractor.  The
Architect/Engineer  for the Project is Todd & Sargent, Inc. The standard of care for architectural and engineering  services performed under this Agreement shall be the care and  skill  ordinarily  used by  members  of the  architectural  and engineering professions practicing under similar conditions at the same time and locale.

2.3 EXTENT OF AGREEMENT This Agreement is solely for the benefit of the parties, represents  the  entire  and  integrated  agreement  between  the  parties,  and supersedes all prior negotiations, representations or agreements, either written or oral.

2.4      DEFINITIONS

          .1   The Contract Documents consist of:

               a.   Change  Orders  and  written  amendments  to this  Agreement signed by both the Owner and Contractor;
               b.   this Agreement,  except for the existing Contract  Documents set forth in item c below;
               c.   the most current Documents approved by the Owner pursuant to
                    Subparagraph 3.1.1;
               d.   the  information  provided  by the Owner  pursuant to Clause
                    4.1.2.1;
               e.   the  Contract  Documents  in  existence  at the time of this
                    Agreement which are set forth in Article 14;
               f.   the Owner's Program provided pursuant to Subparagraph 4.1.1.
               In case of any  inconsistency,  conflict or  ambiguity  among the
               Contract  Documents,  the Documents  shall govern in the order in which they are listed above.
          .2   The Work is the  Design  Services  procured  in  accordance  with
               Paragraph 3.1, the Construction  Services  provided in accordance with  Paragraph  3.2,  Additional  Services  in  accordance  with
               Paragraph 3.7, and other services which are necessary to complete the Project in accordance with and reasonably  inferable from the
               Contract Documents.
          .3   The term Day shall mean calendar day.

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               2

          .4   A  Subcontractor  is a person or entity who has an agreement with the  Contractor  to perform  any  portion  of the Work.  The term
               Subcontractor  does not  include  the  Architect/Engineer  or any separate  contractor  employed  by  the  Owner  or  any  separate contractor's subcontractors.
          .5   A  Subsubcontractor  is a person or entity  who has an  agreement
               with   a   Subcontractor   to   perform   any   portion   of  the
               Subcontractor's work.
          .6   Substantial  Completion of the Work, or of a designated  portion, occurs on the date when construction is sufficiently  complete in accordance  with the  Contract  Documents  so that the  Owner can occupy or utilize the Project, or a designated  portion,  for the use for which it is  intended.  This date shall be confirmed by a certificate  of  Substantial  Completion  signed by the Owner and
               Contractor.   The   certificate   shall   state  the   respective
               responsibilities  of  the  Owner  and  Contractor  for  security, maintenance,  heat, utilities, damage to the Work, and insurance.
               The  certificate  shall  also list the items to be  completed  or corrected,  and  establish  the time  for  their  completion  and correction.
          .7   The  Owner's  Program is an initial  description  of the  Owner's
               objectives,   including   budgetary  and  time  criteria,   space
               requirements  and  relationships,  flexibility and  expendability
               requirements,   special   equipment   and   systems,   and   site
               requirements.

                                   ARTICLE 3
                          CONTRACTOR'S RESPONSIBILITIES

The  Contractor  shall be  responsible  for  procuring  the  design  and for the construction of the Work consistent  with the Owner's  Program,  as such Program may be modified by the Owner during the course of the Work. The Contractor shall exercise reasonable skill and judgment in the performance of the Work.

3.1  DESIGN SERVICES

3.1.1 DRAWINGS AND  SPECIFICATIONS  The Contractor  shall submit for the Owner's written approval Drawings and Specifications  based on the Contract Documents or any further development of Contract Documents that have been approved in writing by the Owner.  The  Drawings  and  specifications  shall set forth in detail the requirement for construction of the Work, and shall be based upon codes, laws or regulations  enacted at the time of their preparation.  Construction shall be in accordance with these approved Drawings and Specifications. One set of documents shall be furnished to the Owner prior to commencement of construction.

3.1.2 OWNERSHIP OF DOCUMENTS Upon making payment pursuant to this Agreement, the
Owner shall receive ownership of the property rights, except for copyrights,  of
all  documents,  drawings,  specifications,   electronic  data  and  information
prepared,  provided  or  procured  by the  Contractor,  its  Architect/Engineer,
Subcontractors  and  consultants  and  distributed to the Owner for this Project
("Construction Documents" or "Design-Build Documents."

3.1.2.1 If this Agreement is terminated  pursuant to this  Agreement,  the Owner shall receive  ownership of the property rights,  except for copyrights,  of the
Construction  Documents upon payment for the Work  performed in accordance  with this Agreement,  at which time the Owner shall have the right to use,  reproduce and make derivative works from the Construction documents to complete the Work.

3.1.2.2  The  Owner  may use,  reproduce,  and make  derivative  works  from the
Construction  Documents for subsequent renovation,  remodeling,  or expansion of the Work,  but shall  not use,  reproduce  and make  derivative  works  from the
Construction  Documents for other Projects without the written authorization for the Contractor, who shall not unreasonably withhold consent.

3.1.2.3 The Owner's use of the Construction  Documents  without the Contractor's involvement  or on other  projects is at the Owner's  sole risk,  except for the
Contractor's indemnification obligation pursuant to Paragraph 3.4, and the Owner
shall   defend,    indemnify   and   hold   harmless   the    Contractor,    its
Architect/Engineer,  Subcontractors and consultants,  and the agents,  officers, directors  and  employees  of each of them from and  against any and all claims, damages,  losses,  costs and  expenses,  including but not limited to attorney's fees,  costs,  and expenses  incurred in connection with any dispute  resolution process,  arising out of or resulting  from the Owner's use of the  Construction
Documents.

3.1.2.4 The Contractor shall obtain from its Architect/Engineer,  Subcontractors and consultants  property rights and rights of use that correspond to the rights given by the Contractor to the Owner in this Agreement.

3.2  CONSTRUCTION SERVICES

3.2.1  Construction  will  commence  upon the issuance by the Owner of a written notice to proceed.

3.2.2 In order to complete the Work, the Contractor  shall provide all necessary
construction  supervision,   inspection,  construction  equipment,  construction
labor, materials, tools and subcontracted items.

3.2.3  The  Contractor  shall  give all  notices  and  comply  with all laws and ordinances  legally  enacted at the date of  execution  of the  Agreement  which govern the proper performance of the Work.

3.2.4 The Contractor  shall  maintain the Schedule of Work.  This schedule shall indicate  the dates for the start and  completion  of the various  stages of the construction  including  the dates when  information  and approvals are required from the Owner.  It shall be revised as required by the  conditions of the Work.
The milestone dates are included as part of Exhibit 1.

3.2.5 The  Contractor  shall assist the Owner in securing  the building  permits necessary for the construction of the Project.

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               3

3.2.6 The  Contractor  shall take  necessary  precautions  for thc safety of its employees on the Project,  and shall comply with all  applicable  provisions  of federal,  state and  municipal  safety  laws to prevent  accidents  or injury to persons on, about or adjacent to the Project site. The Contractor,  directly and through its  Subcontractors,  shall erect and properly maintain at all times, as required by the  conditions and progress of the Work,  necessary  lifeguards for the protection of workers and the public. The Contractor,  however, shall not be responsible  for the  elimination  or  abatement  of safety  hazards  created or otherwise resulting from work at the Project site carried on by the Owner or its employees,  agents,  separate  contractors or tenants. The Owner agrees to cause its employees,  agents,  separate  contractors and tenants to abide by and fully adhere to all applicable provisions of federal,  state and municipal safety laws and regulations.  The above provision shall not relieve  Subcontractors of their responsibility for the safety of persons or property in the performance of their work, nor for compliance with all applicable provisions of relevant laws.

3.2.7  The  Contractor  shall  keep such full and  detailed  accounts  as may be necessary for proper financial management under this Agreement.  The Owner shall be  afforded  access to all the  Contractor's  records,  books,  correspondence, instructions,  drawings, receipts, vouchers, memoranda and similar data relating to Change Order work performed on the basis of actual cost. The Contractor shall preserve all such records for a period of three years after the final payment or longer where required by law.

3.2.8 The Contractor  shall provide periodic written reports to the Owner on the progress of the Work as agreed to by the Owner and Contractor.

3.2.9 At all times the Contractor  shall maintain the site of the Work free from debris and waste  materials  resulting  from the Work. At the  completion of the
Work, the Contractor shall remove from the premises all construction  equipment, tools, surplus materials, waste materials and debris.

3.3  HAZARDOUS MATERIAL

3.3.1 A Hazardous Material is any substance or material identified now or in the future as hazardous under any federal, state or local law or regulation,  or any other  substance  or material  which may be  considered  hazardous  or otherwise subject to statutory or regulatory  requirements  governing  handling,  disposal and/or  clean-up.  The Contractor shall not be obligated to commence or continue
Work until any known or suspected  Hazardous Material  discovered at the Project site has been  removed,  rendered or  determined  to be harmless by the Owner as certified by an independent  testing  laboratory and approved by the appropriate government agency.

3.3.2 If after  the  commencement  of the  Work,  known or  suspected  Hazardous
Material is discovered at the Project site, the Contractor  shall be entitled to immediately  stop Work in the affected area, and the Contractor shall report the
condition  to  the  Owner  and,  if  required,   the   government   agency  with
jurisdiction.

3.3.3 The Contractor shall not be required to perform any Work relating to or in the  area of  known or  suspected  Hazardous  Material  without  written  mutual agreement.

3.3.4 The Owner  shall be  responsible  for  retaining  an  independent  testing laboratory to determine the nature of the material encountered and whether it is a Hazardous Material requiring  corrective measures and/or remedial action. Such measures shall be the sole  responsibility  of the Owner, and shall be performed in a manner  minimizing any adverse effect upon the Work of the Contractor.  The
Contractor shall resume Work in the area affected by any Hazardous Material only upon written agreement between the parties after the Hazardous Material has been removed or rendered harmless.

3.3.5 If the  Contractor  incurs  additional  costs and/or is delayed due to the presence of known or  suspected  Hazardous  Material,  the  Contractor  shall be entitled to an equitable  adjustment  in the  Contract  Price and/or the date of
Substantial Completion.

3.3.6 To the fullest extent permitted by law, the Owner shall indemnify and hold
harmless    the    Contractor,     Architect/Engineer,     Subcontractors    and
Subsubcontractors,  and the agents, officers, directors and employees of each of them, from and against any and all claims, damages,  losses, costs and expenses, whether  direct,  indirect  or  consequential,  including  but  not  limited  to attorney's  fees,  costs and expenses  incurred in connection with litigation or arbitration,  arising out of or relating to the  performance  of the Work in any area affected by Hazardous  Material.  To the fullest  extent  permitted by law, such indemnification shall apply regardless of the fault, negligence,  breach of warranty or contract, or strict liability of the indemnitee.

3.3.7 The terms of this  Paragraph 3.3 shall survive the  completion of the Work under this Agreement and/or any termination of this Agreement.

3.3.8 The Contractor shall be responsible for the property  delivery,  handling, application,  storage,  removal,  and disposal of all materials  and  substances brought on site by the Contractor, its Subcontractors, or consultants, including any Hazardous Materials.  To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner and its agents, officers,  directors and employees,  from and against any and all claims, damages,  losses, costs and expenses, whether direct, indirect, or consequential including by not limited to attorney's  fees,  costs and expenses  incurred in connection with litigation or arbitration  or any other  proceedings,  arising out of or relating to Hazardous
Materials  brought  to  the  site  by the  Contractor,  its  Subcontractors,  or consultants.  To the fullest extent permitted by law, such indemnification shall apply regardless of the fault,  negligence,  breach of warranty or contract,  or strict liability of the indemnitee.

3.4 ROYALTIES,  PATENTS AND COPYRIGHTS  Contractor  warrants that it owns or has the right to use all intellectual property,  technology,  or processes necessary to perform its obligations  under this Agreement.  The Contractor  shall pay all royalties  and license fees which may be due on the inclusion of any patented or copyrighted  materials,  methods  or  systems  selected  by the  Contractor  and incorporated  in the Work. The Contractor  shall defend,  indemnify and hold the
Owner harmless from all suits or claims for infringement of any patent

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               4

rights or copyrights arising out of such selection.  The Owner agrees to defend, indemnify  and  hold  the  Contractor  harmless  from any  suits  or  claims  of infringement of any patent rights arising out of any patented materials, methods or systems specified by the Owner.

3.5 TAX  EXEMPTION If in accordance  with the Owner's  direction an exemption is claimed for taxes, the Owner agrees to defend, indemnify and hold the Contractor harmless from any liability, penalty, interest, fine, tax assessment,  attorneys fees or other  expense or cost  incurred  by the  Contractor  as a result of any action taken by the Contractor in accordance with the Owner's direction.

3.6  WARRANTIES AND COMPLETION

3.6.1 The Contractor  warrants that all materials and equipment  furnished under this  Agreement  will be new unless  otherwise  specified,  of good quality,  in conformance with the Contract Documents, and free from defective workmanship and materials.  Warranties  shall commence on the date of Substantial  Completion of the Work or of a  designated  portion.  The  Contractor  agrees to  correct  all construction  performed  under this  Agreement  which  proves to be defective in workmanship  and  materials  within  a  period  of one  year  from  the  date of
Substantial  Completion as set forth in Paragraph 6.2 or for such longer periods of time as may be set forth with respect to specific  warranties required by the
Contract Documents.

3.6.2 To the extent products,  equipment,  systems or materials  incorporated in the Work are  specified  and  purchased  by the  Owner,  they  shall be  covered exclusively by the warranty of the manufacturer. Contractor makes no warranties, express or implied including the warranty of merchantability and the warranty of fitness for a particular  purpose,  and expressly  disclaims any such warranties regarding  products,  equipment,  systems,  or materials which are specified and purchased by the Owner. To the extent products,  equipment, systems or materials incorporated  in the Work are specified by the Owner but purchased by Contractor
(or its Subcontractors),  Contractor's warranty set forth in Section 3.6.1 shall apply, unless Contractor has specifically  disclaimed its warranty in writing to the Owner before ordering the products, equipment, systems or materials.

3.6.3 The Contractor shall secure required  certificates of inspection,  testing or approval and deliver them to the Owner.

3.6.4 The Contractor shall collect all written  warranties and equipment manuals and deliver them to the Owner.

3.6.5 With the assistance of the Owner's maintenance  personnel,  the Contractor shall direct the checkout of utilities  and  operations of systems and equipment for readiness, and assist in their initial start-up and testing.

3.6.6  Contractor  warrants that the work and services  performed  will meet the rates and  capacities  stated in  Contractor's  Proposal,  which is  attached as
Exhibit 1.

3.7 ADDITIONAL SERVICES The Contractor shall provide or procure the following
Additional  Services upon the request of the Owner. A written  agreement between the Owner and Contractor  shall define the extent of such  Additional  Services, such Additional  Services shall be considered a Change in the Work,  unless they are specifically included in Article 14.

     .1   Documentation of the Owner's Program, establishing the Project budget, investigating  sources of  financing,  general  business  planning and other  information and  documentation  as may be required to establish the feasibility of the Project.
     .2   Consultations,   negotiations,   and   documentation   supporting  the
          procurement of Project financing.
     .3   Surveys, site evaluations, legal descriptions and aerial photographs.
     .4   Appraisals of existing equipment,  existing properties,  new equipment and developed properties.
     .5   Soils,    subsurface   and   environmental   studies,    reports   and
          investigations required for submission to governmental  authorities or others having jurisdiction over the Project.
     .6   Consultations  and  representations  other than normal  assistance  in securing building permits,  before governmental  authorities or others having jurisdiction over the Project.
     .7   Investigation  or making measured  drawings of existing  conditions or the verification of drawings or other Owner-provided information.
     .8   Artistic renderings,  models and mockups of the Project or any part of the Project or the Work.
     .9   Inventories of existing furniture, fixtures, furnishings and equipment which might be under consideration for incorporation into the Work.
     .10  Interior  design  and  related  services  including   procurement  and
          placement of furniture, furnishings, artwork and decorations.
     .11  Making  revisions to design documents after they have been approved by the Owner when  revisions  are due to causes beyond the control of the
          Contractor.
     .12  Design,  coordination,   management,  expediting  and  other  services
          supporting the procurement of materials to be obtained,  or work to be performed,  by the  Owner,  including  but not  limited  to  telephone systems,  computer wiring networks,  sound systems,  alarms,  security systems  and  other  specialty  systems  which  are not a part of this
          Agreement.
     .13  Estimates,  proposals,  appraisals,  consultations,  negotiations  and services in connection  with the repair or  replacement  of an insured loss.
     .14  The premium  portion of overtime  work ordered in writing by the Owner including productivity impact costs.
     .15  Document  reproduction  exceeding  the  limits  provided  for in  this
          Agreement.
     .16  Out-of-town  travel by the  Architect/Engineer  in connection with the
          Work,  except between the  Architect/Engineer's  office,  Contractor's office, Owner's office and the Project site.
     .17  Services for tenant or rental spaces not a part of this Agreement

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               5

     .18  Services  requested by the Owner or required by the Work which are not specified in the Contract Documents and which are not normally part of generally accepted design and construction practice.
     .19  Serving or preparing to serve as an expert witness in connection  with any proceeding, legal or otherwise, regarding the Project.

3.8  CONTRACTOR'S  REPRESENTATIVE  The Contractor  shall  designate a person who shall be Contractor's authorized representative. The Contractor's Representative is Arthur Jenison. The representative:

     1.   shall be fully acquainted with the Project; and
     2.   shall  authority to bind the  Contractor in all matters  requiring the
          Contractor's  approval,  authorization,  or  written  notice.  If  the
          Contractor   changes  its   representative  or  the   representative's
          authority,  the  Contractor  shall  notify  the  Owner in  writing  in advance.

3.9  CONFIDENTIALITY The Contractor shall treat as confidential and not disclose
to   third   persons,   except   Subcontractor,   sub-subcontractors,   and  the
Architect/Engineer  as is necessary for the  performance of the Work, or use for its own  benefit  any of the  Owner's  developments,  confidential  information, know-how, discoveries,  production methods and the like that may be disclosed to the  contractor or which the Contract may acquire in  connection  with the Work, including any information regarding the design and processes used in the ethanol processing.  The  owner  shall  treat  as  confidential  information  all of the
Contractor's  estimating systems and historical and parameter cost data that may be disclosed to the Owner in connection with the performance of this Agreement.

                                   ARTICLE 4
                            OWNER'S RESPONSIBILITIES

4.1 INFORMATION AND SERVICES PROVIDED BY OWNER

4.1.1 The Owner shall  provide full  information  in a timely  manner  regarding requirements  for the  Project,  including  the  Owner's  Program  and the other relevant  information and will provide the information and services set forth in
Exhibit 1 as Owner's Responsibilities.

4.1.2    The Owner shall provide:

     .1   all necessary information  describing the physical  characteristics of the site,  including surveys,  site evaluations,  legal  descriptions, existing conditions, subsurface and environmental studies, reports and investigations;
     .2   inspection and testing services during construction as required by law or as mutually agreed; and
     .3   unless  otherwise  provided  in  the  Contract  Documents,   necessary
          approvals,  site plan review,  rezoning,  easements  and  assessments, necessary  permits,  fees and charges  required for the  construction, use, occupancy or renovation of permanent structures,  including legal and other required services.

4.1.3  The  Owner  shall  provide  reasonable   evidence   satisfactory  to  the
Contractor,  prior to  commencing  the Work and during the progress of the Work, that  sufficient  funds are  available  and committed for the entire cost of the
Project,  including an  allowance  for changes in the Work as may be approved in the  course of the Work.  Unless  such  reasonable  evidence  is  provided,  the
Contractor  shall  not be  required  to  commence  or  continue  the  Work.  The
Contractor  may stop Work after seven (7) days'  written  notice to the Owner if such  evidence is not  presented  within a reasonable  time.  The failure of the
Contractor  to insist upon the  providing of this evidence at any one time shall not be a waiver of the  Owner's  obligation  to make  payments  pursuant to this
Agreement,  nor shall it be a waiver of the  Contractor's  right to  request  or insist that such evidence be provided at a later date.

4.1.4 The Contractor  shall be entitled to rely on the completeness and accuracy of the information and services required by this Paragraph 4.1.

4.2 RESPONSIBILITIES DURING DESIGN

4.2.1 The Owner shall review and approve further development of the drawings and specifications  as set forth in Article 3. The  Owner's  review and  approval of drawings and specifications shall not limit Contractor's  responsibility for the drawings and specifications.

4.3 RESPONSIBILITIES DURING CONSTRUCTION

4.3.1 The Owner  shall  review the  Schedule  of Work and timely  respond to its obligations.

4.3.2 If the Owner becomes  aware of any error,  omission or failure to meet the requirements  of the Contract  Documents or any fault or defect in the Work, the
Owner shall give prompt written notice to the Contractor.

4.3.3  The  Owner  shall  communicate  with  the  Contractor's   Subcontractors,
suppliers and  Architect/Engineer  only through the Contractor.  The Owner shall
have  no  contractual   obligations  to   Subcontractors,   suppliers,   or  the
Architect/Engineer.

4.3.4 The Owner shall  provide  insurance for the Project as provided in Article
10.

4.4  OWNER'S  REPRESENTATIVE  The  Owner's  representative  is Karol King or his designee, who is agreed to by the Contractor. The representative:

     .1   shall be fully acquainted with the Project;

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               6

     .2   agrees to furnish the information  and services  required of the Owner pursuant to Paragraph  4.1 so as not to delay the  Contractor's  Work;
          and
     .3   shall have  authority to bind the Owner in all matters  requiring  the
          Owner's  approval,  authorization  or  written  notice.  If the  Owner changes its representative or the representative's authority as listed above,  the Owner shall notify the  Contractor  in advance in writing.
          The  Contractor   shall  have  the  right  to  approve  any  successor
          representative.

                                   ARTICLE 5
                                  SUBCONTRACTS

Work not performed by the  Contractor  with its own forces shall be performed by
Subcontractors.

5.1 RETAINING  SUBCONTRACTORS  The Contractor shall not retain any Subcontractor to whom the Owner has a reasonable and timely objection, provided that the Owner agrees to increase the Contract Price for any  additional  costs incurred by the
Contractor as a result of such objection.  The Contractor  shall not be required to retain any Subcontractor to whom the Contractor has a reasonable objection.

5.2 MANAGEMENT OF  SUBCONTRACTORS  The Contractor  shall be responsible  for the management of the Subcontractors in the performance of their work.

5.3  ASSIGNMENT  OF  SUBCONTRACT  AGREEMENTS  The  Contractor  shall provide for assignment of subcontract agreements in the event that the Owner terminates this
Agreement for cause as provided in Paragraph 11.2.  Following such  termination, the Owner shall notify in writing those subcontractors whose assignments will be accepted, subject to the rights of sureties, if any.

                                   ARTICLE 6
                                  CONTRACT TIME

6.1  COMMENCEMENT  OF THE WORK The Work shall commence on or about the effective date of this  Agreement,  in any event no later than January 1, 2007,  and shall proceed in general  accordance with the Schedule of Work as such schedule may be amended from time to time, subject,  however, to the provisions of Paragraph 3.3 and Subparagraph 4.1.3.

6.2 SUBSTANTIAL  COMPLETION The date of Substantial Completion of the Work shall be no later  than May 5, 2008,  subject to  adjustment  in  accordance  with the provisions  of Article 8. Time shall be of the essence of this  Agreement.  This
Substantial  Completion  date is contingent  upon Owner having the building site prepared and roadway  access to the buildng site complete by March 1, 2007.  The
Contract  Prince and/or date of  Substantial  Completion  will be adjusted under
Article 8 of this  Agreement for any delays in the  preparation  of the building site or roadway access to the building site. In the event the Contractor has not substantially  completed  the  Work  by the  Substantial  Completion  date,  the
Contractor  agrees to pay the Owner,  or to have deducted from the Contract Sum, not as a penalty but as liquidated damages,  the amount of five-hundred  dollars
($500.00) for every calendar day the work remains substantially incomplete after the Substantial Completion date.

6.3 DELAYS IN THE WORK

6.3.1 If causes beyond the Contractor's  control delay the progress of the Work, then the  Contract  Price  and/or the date of  Substantial  Completion  shall be modified by Change Order as  appropriate.  Such causes shall  include but not be limited  to:  changes  ordered in the Work,  acts or  omissions  of the Owner or separate  contractors employed by the Owner, the Owner preventing the Contractor from  performing  the Work  pending  dispute  resolution,  Hazardous  Materials,
differing   site   conditions,   adverse   weather   conditions  not  reasonably
anticipated, fire, unusual transportation delays, labor disputes, or unavoidable accidents or circumstances.

6.3.2 In the event  delays to the project are  encountered  for any reason,  the parties  agree to  undertake  reasonable  steps to  mitigate  the effect of such delays.

6.3.3 To the  extent a delay in the  progress  of the Work is caused by  adverse weather  conditions not reasonably  anticipated,  fire,  unusual  transportation delays,  general  labor  disputes  impacting  the project  but not  specifically related to the Worksite,  governmental  agencies,  or  unavoidable  accidents or circumstances,  the Contractor  shall be entitled to an extension of the Date of
Substantial  Completion  and/or  the Date of Final  Completion.  To the extent a delay in the  progress  of the Work of more than  thirty days is caused by fire, unusual  transportation delays, general labor disputes impacting the Project but not  specifically  related to the Work,  governmental  agencies,  or unavoidable accidents or  circumstances  not arising out of Contractor may be entitled to an equitable  adjustment  in the Contract  Price for its  unavoidable  direct costs resulting  from such  delay.  To the extent a delay is caused by the Owner,  its employees,  or  other  contractors,  Contractor  is  entitled  to  an  equitable adjustment in Contract  Price for its  unavoidable  direct costs  resulting from such delay.

                                   ARTICLE 7
                                 CONTRACT PRICE

The Contract Price is Nine Million,  Seven Hundred  Forty-Five  Thousand Dollars
($9,745,000.00),  subject to  adjustment in  accordance  with the  provisions of
Article 8. The Pricing Summary is included as part of Exhibit 1 and includes the provision for Allowances for certain components of the Project.

                                   ARTICLE 8
                               CHANGES IN THE WORK

Changes in the Work which are within the general scope of this  Agreement may be accomplished by Change Order without invalidating this Agreement

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               7

8.1 CHANGE ORDERS A Change Order is a written instrument, issued after execution of this  Agreement,  signed by the Owner and Contractor  stating their agreement upon a change  and any  adjustment  in the  Contract  Price  and/or  the date of
Substantial  Completion.  Each adjustment in the Contract Price resulting from a
Change Order shall clearly separate the amount attributable to Design Services.

8.2  DETERMINATION  OF  COST An  increase  or  decrease  in the  Contract  Price resulting  from a change in the Work shall be  determined  by one or more of the following methods:
     .1   unit prices set forth in this Agreement or as subsequently agreed;
     .2   a mutually accepted, itemized lump sum; or
     .3   if an  increase  or  decrease  cannot  be  agreed  to as set  forth in
          Subparagraphs  8.2.1 or 8.2.2 and the Owner issues a written order for the  Contractor  to proceed  with the change,  the  adjustment  in the
          Contract  Price  shall be  determined  by the  reasonable  expense and savings of the  performance of the Work resulting from the change.  If there is a net increase in the Contract Price, a reasonable adjustment
          shall  be  made  in  the   Contractor's   overhead  and  profit.   The
          Contractor's  overhead and profit for changes in the Project resulting in an increase  shall be 10%.  In the case of a net  decrease in cost, the amount of decrease in the Contract Price for Contractor's overhead and profit shall be 5%. The  Contractor  shall  maintain a documented, itemized accounting evidencing the expenses and savings.

8.3 NO  OBLIGATION TO PERFORM The  Contractor  shall not be obligated to perform changed Work until a Change Order has been executed by the Owner and Contractor, except as provided in Subparagraph 8.2.3.

8.4  ADJUSTMENT  OF UNIT  PRICES If a  proposed  Change  Order  alters  original quantities  to a degree that  application  of  previously  agreed to unit prices would be inequitable to either the Owner or the Contractor,  the unit prices and the Contract Price shall be equitably adjusted.

8.5 UNKNOWN  CONDITIONS If in the  performance of the Work the Contractor  finds latent,  concealed  or  subsurface  physical  conditions  which  differ from the conditions the Contractor reasonably anticipated,  or if physical conditions are materially different from those normally encountered and generally recognized as inherent in the kind of work provided for in this  Agreement,  then the Contract
Price and/or the date of Substantial  Completion shall be equitably  adjusted by
Change Order within a reasonable time after the conditions are first observed.

8.6  CLAIMS FOR  ADDITIONAL  COST OR TIME For any claim for an  increase  in the
Contract  Price and/or an extension in the date of Substantial  Completion,  the
Contractor  shall give the Owner written  notice of the claim within  twenty-one
(21) days after the  occurrence  giving  rise to the claim or within  twenty-one
(21) days after the Contractor first recognizes the condition giving rise to the claim, whichever is later. Except in an emergency,  notice shall be given before proceeding  with the Work.  Claims for design and  estimating  costs incurred in connection  with  possible  changes  requested  by the  Owner,  but which do not proceed,  shall be made within  twenty-one  (21) days after the decision is made not to  proceed.  Any  change  in  Contract  Price  and/or  date of  Substantial
Completion resulting from such claim shall be authorized by Change Order.

8.7  EMERGENCIES  In any  emergency  affecting  the  safety  of  persons  and/or property,  the Contractor  shall act, at its discretion,  to prevent  threatened damage, injury or loss. Any change in the Contract Price and/or extension of the date of Substantial  Completion on account of emergency work shall be determined as provided in this Article.

8.8 WORK CHANGE DIRECTIVES

8.8.1 The Owner may issue a written Work Change Directive  directing a change in
Work prior to reaching agreement with the Contractor on the adjustment,  if any, in the Contract Price and/or the Date of Substantial  Completion and/or the Date
of Final Completion, and if appropriate, the compensation for design services.

8.8.2 The Owner and the Contractor  shall  negotiate  expeditiously  and in good faith for appropriate adjustments,  as applicable, to the Contract Prince and/or the Date of Substantial  Completion and/or the Date of Final Completion,  and if
appropriate the compensation for design services, arising out of the Work Change
Directives.  As the changed work is completed,  the Contractor  shall submit its costs for such work with its  Application  for Payment  beginning  with the next
Application  for Payment  within  thirty  (30) days of the  issuance of the Work
Change Directive.  Pending final  determination of cost to the Owner amounts not in dispute  may be  included  in  Application  for  Payment and shall be paid by
Owner.

8.8.3 If the Owner and the Contractor agree upon the adjustments in the Contract
Price  and/or  the  Date of  Substantial  Completion  and/or  the  Date of Final
Completion,  and if appropriate  the  compensation  for design  services,  for a change in the work directed by a Work Change Directive,  such agreement shall be the subject of an appropriate  Change Order.  The Change Order shall include all outstanding Change Directives issued since the last Change Order.

                                   ARTICLE 9
                                     PAYMENT

9.1 INITIAL PAYMENT Upon execution of this Agreement, an initial payment of zero dollars ($ 0 ) shall be made to the Contractor.

9.2 PROGRESS PAYMENTS Prior to submitting the first Application for Payment, the
Contractor  shall  provide a  Schedule  of  Values  satisfactory  to the  Owner, consisting of a breakdown of the Contract  Price,  with a separate line item for
Design Services.

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               8

9.2.1  On or before the 30th day of each month after the Work has commenced,  the
Contractor  shall submit to the Owner an  Application  for Payment in accordance with the Schedule of Values based upon the Work  completed and materials  stored on the site or at other  locations  approved  by the Owner.  Approval of payment application for such stored  materials  shall be conditioned  upon submission by the  Contractor  of  bills  of sale  and  applicable  insurance  or  such  other procedures  satisfactory  to the Owner to  establish  the Owner's  title to such materials, or otherwise to protect the Owner's interest including transportation to the site.

9.2.2  Within  ten (10) days  after  receipt  of each  monthly  application  for payment,  the Owner shall give written  notice to the  Contractor of the Owner's acceptance or rejection,  in whole or in part, of such  application for payment.
Within fifteen (15) days after accepting such  Application,  the Owner shall pay directly to the  contractor the  appropriate  amount for which  application  for payment is made, less amounts  previously paid by the Owner. If such application is rejected in whole or in part,  the Owner shall  indicate  the reasons for its rejection. If the Owner and the Contractor cannot agree on a revised amount then within fifteen (15) days after its initial  rejection part of such  application, the Owner shall pay directly to the contractor the appropriate  amount for those items not rejected by the Owner for which  application for payment is made, less amounts previously paid by the Owner. Those items rejected by the Owner shall be due and payable when the reasons for the rejection have been removed.

9.2.3 If the Owner fails to pay the Contractor at the time payment of any amount becomes  due,  then the  Contractor  may, at any time  thereafter,  upon serving written  notice that the Work will be stopped within five (5) days after receipt of the notice by the Owner,  and after such five (5) day  period,  stop the Work until  payment of the amount owing has been  received.  Contractor  may not stop work if there is a good faith  dispute  over  payment and the Owner has paid the undisputed amount.

9.2.4  Payments  due but  unpaid  shall bear  interest  at the rate the Owner is paying  on its  construction  loan or at the  current  "prime  rate" of The Wall
Street Journal, whichever is higher, plus two points.

9.2.5 The Contractor  warrants and guarantees that title to all Work,  materials and equipment covered by an Application for Payment, whether incorporated in the
Project  or not,  will pass to the Owner  upon  receipt  of such  payment by the
Contractor  free  and  clear  of  all  liens,  claims,   security  interests  or
encumbrances, hereinafter referred to as "liens."

9.2.6 The Owner's progress payment,  occupancy or use of the Project, whether in whole or in part,  shall not be deemed an acceptance of any Work not  conforming to the requirements of the Contract Documents.

9.2.7  Upon  Substantial  Completion  of the  Work,  the  Owner  shall  pay  the
Contractor  the unpaid  balance of the Contract  Price,  less a sum equal to one hundred fifty percent  (150%) of the  Contractor's  estimated cost of completing any unfinished  items as agreed to between the Owner and Contractor as to extent arid time for completion.  The Owner thereafter shall pay the Contractor monthly the amount retained for unfinished items as each item is completed.

9.3 FINAL PAYMENT

9.3.1 Final payment, consisting of the unpaid balance of the Contract Price less the initial  payment made under Paragraph 9.1, shall be due and payable when the
Work is fully completed. Before issuance of final payment, the Owner may request satisfactory evidence that all payrolls,  materials bills and other indebtedness connected  with the Work have been paid or otherwise  satisfied.  Final  payment shall not become due until Contractor has submitted to Owner the following:

     .1   final application for payment,
     .2   releases  of liens and claims in a form  acceptable  to Owner,  .3 all guarantees  and  warranties  applicable to  Contractor's  Work, .4 all applicable  maintenance  and operating  manuals,  and .5 "as-built" or
          "as-constructed" drawings.

9.3.2 In making final payment the Owner waives all claims except for:

     .1   outstanding liens;
     .2   improper  workmanship or defective materials appearing within one year after the date of Substantial Completion;
     .3   work not in conformance with the Contract Documents; and
     .4   terms of any special warranties required by the Contract Documents.

9.3.3 In accepting final payment,  the Contractor waives all claims except those previously made in writing and which remain unsettled.

9.4  RETAINAGE  From each  progress  payment made prior to the time  Substantial
Completion  the Work has been reached,  the Owner shall retain ten percent (10%)
of the amount  otherwise  due after  deduction  of any  amounts as  provided  in paragraph 9.5 of the Agreement with retainage to be capped at $500,000.

9.5 ADJUSTMENTS OF CONTRACTOR'S  APPLICATION FOR PAYMENT The Owner may adjust or reject an application for payment or nullify a previously  approved  application for payment,  in whole or in part, as may reasonably be necessary to protect the
Owner from loss or damage  based  upon the  following,  to the  extent  that the
Contractor is responsible under this Agreement:

     .1   the  Contractor's  repeated failure to perform the Work as required by the Contract Documents;
     .2   loss or damage arising out of or relating to this Agreement and caused by the  Contractor  to the  Owner,  or others to whom the Owner may be liable;

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                               9

     .3   the Contractor's failure to pay the Architect/Engineer, Subcontractors for labor,  materials,  equipment  or supplies  properly  furnished in connection  with the Work,  provided that the Owner is making payments to the Contractor in accordance with the terms of this Agreement;
     .4   Defective Work not corrected in a timely manner;
     .5   reasonable  evidence of delay in performance of the Work such that the
          Work  will  not be  completed  by the Date of  Substantial  Completion and/or the Date of Final  Completion,  and that the unpaid  balance of the Contract Price is not sufficient to offset any liquidated  damages that may be sustained by the Owner as result of the anticipated  delay caused by the Contractor; and
     .6   reasonable  evidence  demonstrating  that the  unpaid  balance  of the
          Contract Price is insufficient to fund the cost to complete the Work.

Whenever the above reasons for  disapproving  or nullifying an  application  for payment are removed, payment will be made for the amounts previously withheld.

                                   ARTICLE 10
                 INDEMNITY, INSURANCE AND WAIVER OF SUBROGATION

10.1 INDEMNITY

10.1.1 To the fullest  extent  permitted by law, the  Contractor  shall  defend, indemnify  and hold the Owner  harmless  from all claims  for bodily  injury and property damage (other than to the Work itself and other property  insured under
Paragraph  10.5),  including  resulting  loss of use  that  may  arise  from the performance of the Work, to the extent of the negligence attributed to such acts or omissions by the Contractor,  Subcontractors  or anyone employed  directly or indirectly by any of them or by anyone for whose acts any of them may be liable.
The Contractor  shall not be required to defend,  indemnify or hold harmless the
Owner for any acts,  omissions or  negligence of the Owner,  Owner's  employees, agents or separate contractors.

10.1.2 To the fullest  extent  permitted by law, the  Contractor  shall  define, indemnify  and hold the Owner  harmless  from all claims  for bodily  injury and property  damage,  including  resulting  loss of use  that  may  arise  from the performance of the Work, to the extent  attributed to the intentional or grossly negligent  acts  or  omissions  of the  Contractor,  Subcontractors,  or  anyone employed  directly or  indirectly by any of them or by anyone for whose acts any of them may be liable.

10.1.3 The  Contractor  shall  defend,  indemnify  and save Owner  harmless from laborers' mechanics' and materialmen's liens upon the premises on which the work is located, arising out of the work to be performed under this Agreement.

10.1.4 The Owner shall cause any other  contractor  who may have a contract with the Owner to perform work in the areas where Work will be  performed  under this
Agreement,  to agree to  indemnify  the  Contractor,  Subcontractors  or  anyone employed  directly or  indirectly by any of them or anyone for whose acts any of them may be liable and hold them  harmless from all claims for bodily injury and property  damage,  other than property  insured under  Paragraph  10.5, that may arise from that  contractor's  operations.  Such  provisions  shall be in a form satisfactory to the Contractor.

10.2 CONTRACTOR'S LIABILITY INSURANCE

10.2.1 The  Contractor  shall  obtain and  maintain  insurance  coverage for the following  claims  which  may arise out of the  performance  of this  Agreement, whether  resulting from the Contractor's  operations or by the operations of any
Subcontractor,  anyone in the  employ  of any of them,  or by an  individual  or entity for whose acts they may be liable:

     .1   workers'  compensation,  disability benefit and other employee benefit claims under acts applicable to the Work;
     .2   under applicable employers liability law, bodily injury,  occupational sickness, disease or death claims of the Contractor's employees;
     .3   bodily  injury,  sickness,  disease  or death  claims  for  damages to persons  not  employed by the  Contractor;
     .4   usual  personal  injury  liability  claims  for  damages  directly  or indirectly related to the person's employment by the Contractor or for damages to any other person;
     .5   damage to or destruction  of tangible  property,  including  resulting loss of use,  claims for property other than the work itself and other property insured under Paragraph 11.5;
     .6   bodily injury,  death or property  damage claims  resulting from motor vehicle  liability in the use,  maintenance  or ownership of any motor vehicle; and
     .7   contractual  liability claims  involving the Contractor's  obligations under Subparagraph 11.1.1.

10.2.2 The Contractor's Commercial General and Automobile Liability Insurance as
required by Subparagraph 11.2.1 shall be written for not less than the following limits of liability:

     .1   Commercial General Liability insurance
          a.   Each Occurrence Limit $ 1,000,000
          b.   General Aggregate $ 2,000,000
          c.   Products/Completed Operation's Aggregate $ 2,000,000
          d.   Personal and Advertising

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                              10

                 Injury Limit                           $ 1,000,000
     .2   Comprehensive Automobile Liability Insurance

               a.   Combined Single Limit Bodily Injury and
                       Property Damage                  $ 1,000,000
                                            Each Occurrence
                                            or
               b.   Bodily Injury $ N/A

                                            Each Person  $ N/A
                                            Each Occurrence

               c.   Property Damage                      $ N/A
                                            Each Occurrence

          .3   Umbrella/Excess  Liability  Insurance  $10,000,000 The Contractor
               before  commencing  work  shall  provide  proof to Owner that the
               umbrella/excess   policy  provides   coverage  for   Contractor's
               professional  liability  insurance.  The  Contractor  shall  also provide  thirty  days  advanced  written  notice  to Owner if the
               Umbrella/Excess   policy  shall  be  materially  changed  or  not
               renewed,  such that it no longer  provides  excess  coverage  for
               Contractors  professional  liability  insurance.  If such  change should occur,  Contractor  agrees to cooperate  with the Owner in obtaining  quotes for  project  specific  professional  liability insurance  with limits  determined by the Owner,  but in no event more than $4 million, to become effective before the cancellation or nonrenewable of the  Umbrella/Excess  policy.  The Owner shall pay any additional premiums for such project specific insurance.

10.2.3  Commercial  General  Liability  Insurance may be arranged under a single policy for the full limits  required or by a combination of underlying  policies and an Excess or Umbrella Liability policy.

10.2.4  The  policies  shall  contain  a  provision  that  coverage  will not be cancelled or not renewed until at least thirty (30) days' prior  written  notice has been given to the Owner. Certificates of insurance showing required coverage to be in force shall be filed with the Owner prior to commencement of the Work.

10.2.5  Products and Completed  Operations  insurance  shall be maintained for a minimum  period  of at least  two (2)  year(s)  after  either  ninety  (90) days following  the date of  Substantial  Completion or final  payment,  whichever is earlier.

10.3  PROFESSIONAL  LIABILITY  INSURANCE The  Architect/Engineer's  professional liability  insurance  for  claims  arising  from the  negligent  performance  of professional  services under this  Agreement  shall be written for not less than
$1,000,000  per  claim  and in the  aggregate  with a  deductible  not to exceed
$100,000.  These  requirements  shall be continued in effect for one (1) year(s)
after the date of  Substantial  Completion.  If the  Architect/Engineer  retains consultants for a portion of the design, their professional  liability insurance coverage, including deductible amounts, shall be set forth in Article 13 of this
Agreement.

10.4 OWNER'S  LIABILITY  INSURANCE The Owner shall be responsible  for obtaining and maintaining its own liability insurance. Insurance for claims arising out of the performance of this Agreement may be purchased and maintained at the Owner's discretion.

10.5 INSURANCE TO PROTECT PROJECT

10.5.1  The  Owner  shall  obtain  and  maintain  property  insurance  in a form acceptable  to the  Contractor  upon the  entire  Project  for the full  cost of replacement  at the time of any loss.  This  insurance  shall  include  as named
insureds  the  Owner,   Contractor,   Architect/Engineer,   Subcontractors   and
Subsubcontractors.  This insurance  shall insure against loss from the perils of fire and extended coverage,  and shall include "all risk" insurance for physical loss or damage  including  without  duplication  of coverage,  at least:  theft,
vandalism,   malicious  mischief,   transit,  collapse,   falsework,   temporary
buildings, debris removal, flood, earthquake, testing, and damage resulting from defective  design,  workmanship or material.  The Owner shall increase limits of coverage,  if necessary,  to reflect estimated replacement cost. The Owner shall be responsible for any co-insurance penalties or deductibles.

10.5.2  If the Owner  occupies  or uses a portion  of the  Project  prior to its
Substantial Completion, such occupancy or use shall not commence prior to a time mutually  agreed to by the Owner and the  Contractor  and to which the insurance company  or  companies  providing  the  property  insurance  have  consented  by endorsing  the policy or  policies.  This  insurance  shall not be  cancelled or lapsed on account of partial occupancy.  Consent of the Contractor to such early occupancy or use shall not be unreasonably withheld.

10.5.3 The Owner shall obtain and  maintain  boiler and  machinery  insurance as
necessary.   The  interests  of  the  Owner,   Contractor,   Architect/Engineer,
Subcontractors and Subsubcontractors shall be protected under this coverage.

10.5.4 The Owner shall  purchase  and  maintain  insurance to protect the Owner,
Contractor,  Architect/Engineer,  Subcontractors and  Subsubcontractors  against loss  of use of  Owner's  property  due to  those  perils  insured  pursuant  to
Paragraph  10.5.  Such policy will provide  coverage and expediting  expenses of
materials,    continuing   overhead   of   the   Owner   and   the   Contractor,
Architect/Engineer,   Subcontractors  and  subsubcontractors,   necessary  labor
expense  including  overtime,  loss of income by the Owner and other  determined
exposures.    Exposures   of   the   Owner,   Contractor,    Architect/Engineer,
Subcontractors  and  Subsubcontractors,  shall be determined by mutual agreement with separate limits of coverage fixed for each item.

10.5.5 Upon the  Contractor's  request,  the Owner shall provide the  Contractor with a copy of all policies before an exposure to loss may occur.  Copies of any subsequent  endorsements  shall be furnished to the  Contractor.  The Contractor shall be given thirty (30) days'  notice of

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                              11

cancellation, non-renewal, or any endorsements restricting or reducing coverage.
The Owner shall give written notice to the Contractor before commencement of the
Work if the Owner will not be obtaining  property  insurance.  In that case, the
Contractor may obtain  insurance in order to protect its interest in the Work as
well   as  the   interest   of  the   Architect/Engineer,   Subcontractors   and
Subsubcontractors in the Work. The Contract Price shall be increased by the cost of this insurance  through Change Order. If the Contractor is damaged by failure of the Owner to  purchase  or maintain  property  insurance  or to so notify the
Contractor, the Owner shall bear all reasonable costs incurred by the Contractor arising from the damage.

10.6 PROPERTY INSURANCE LOSS ADJUSTMENT

10.6.1 Any insured loss shall be adjusted with the Owner and the  Contractor and made payable to the Owner and Contractor as trustees for the insureds,  as their interests may appear, subject to any applicable mortgagee clause.

10.6.2 Upon the occurrence of an insured loss, monies received will be deposited in a separate  account and the trustees  shall make  distribution  in accordance with the  agreement  of the  parties  in  interest,  or in the  absence  of such agreement,  in accordance  with an arbitration  award pursuant to Article 12. If the trustees are unable to agree  between  themselves  on the  settlement of the loss,  such dispute shall also be submitted for  resolution  pursuant to Article
12.

10.7 WAIVER OF SUBROGATION

10.7.1  The Owner and  Contractor  waive all  rights  against  each  other,  the
Architect/Engineer,  and any of their respective employees, agents, consultants,
Subcontractors  and  Subsubcontractors,  for damages  caused by risks covered by insurance  provided  in  Paragraph  10.5 to the extent  they are covered by that insurance, except such rights as they may have to the proceeds of such insurance held by the Owner and  Contractor  as trustees.  The  Contractor  shall  require similar waivers from the  Architect/Engineer  and all Subcontractors,  and shall require each of them to include  similar  waivers in their  subsubcontracts  and consulting agreements.

10.7.2 The Owner waives subrogation against the Contractor,  Architect/Engineer,
Subcontractors  and  Subsubcontractors  on all property and  consequential  loss policies  carried by the Owner on adjacent  properties  and under  property  and consequential loss policies purchased for the Project after its completion.

10.7.3 If the policies of  insurance  referred to in this  Paragraph  require an endorsement  to  provide  for  continued  coverage  where  there is a waiver  of subrogation, the owners of such policies will cause them to be so endorsed.

10.8 WAIVER OF CONSEQUENTIAL DAMAGES The Owner and the Contractor agree to waive all claims against the other for all consequential damages that may arise out of or relate to this Agreement. The Owner agrees to waive damages including but not limited  to  the  Owner's  loss  of use of the  Property,  all  rental  expenses incurred, loss of services of employees,  or loss of reputation.  The Contractor agrees to waive damages  including but not limited to loss of business,  loss of financing, principal office overhead and profits not related to this Project, or loss of  reputation.  This  Paragraph  shall  not be  constructed  to  precluded contractual  provisions for liquidated  damages when such  provisions  relate to this Project.  The provisions of this Paragraph  shall govern the termination of this Agreement and shall survive such  termination.  This  provisions  shall not limit or restrict any available insurance.

                                   ARTICLE 11
                TERMINATION OF THE AGREEMENT AND OWNER'S RIGHT TO
                      PERFORM CONTRACTOR'S RESPONSIBILITIES

11.1     TERM1NATlON BY THE CONTRACTOR

11.1.1 Upon seven (7) days'  written  notice to the Owner, the Contractor may terminate this Agreement for any of the following reasons:

     .1   if the Work has been stopped for a ninety (90) day period;
          a.   under  court  order or order  of other  governmental  authorities having jurisdiction;
          b.   as a result of the  declaration of a national  emergency or other governmental  act  during  which,  through no act or fault of the
               Contractor, materials are not available; or
          c.   because  of  the  Owner's   failure  to  pay  the  Contractor  in
               accordance  with this  Agreement;  except that the Contractor has the  option to  suspend  the work  after 30 days.  If  Contractor suspends  the work  then  restarts  the work the  Contract  Price and/or the date of Substantial  Completion will be adjusted under
               Article 8 of this Agreement provided, however, the Contractor may not  terminate  this  agreement if there is a good faith  dispute over payment.
     .2   if the Work is suspended by the Owner for ninety (90) days;
     .3   if the Owner  materially  delays the Contractor in the  performance of the Work;
     .4   if the Owner otherwise materially breaches this Agreement; or
     .5   if the Owner  fails to furnish  reasonable  evidence  that  sufficient funds are  available  and committed for the entire cost of the Project in accordance with Subparagraph 4.1.3 of this Agreement

11.1.2 Upon  termination  by the  Contractor  in  accordance  with  Subparagraph
11.1.1,  the Contractor  shall be entitled to recover from the Owner payment for all Work executed and for any proven loss,  cost or expense in  connection  with the Work, plus all demobilization costs and reasonable damages. In addition, the
Contractor  shall  be  paid  an  amount   calculated  as  set  forth  either  in
Subparagraph  11.3.1 or 11.3.2,  depending on when the termination  occurs,  and
Subparagraphs 11.3.3 and 11.3.4.

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                              12

11.2 OWNER'S RIGHT TO PERFORM  CONTRACTOR'S  OBLIGATIONS  AND TERMINATION BY THE
OWNER FOR CAUSE

11.2.1 If the Contractor  persistently  fails to perform any of its  obligations under this  Agreement,  the Owner may,  after  seven (7) days'  written  notice, during which period the Contractor fails to perform such  obligation,  undertake to perform such obligations.  The Contract Price shall be reduced by the cost to the Owner of performing such obligations.

11.2.2  Upon  seven  (7)  days'  written   notice  to  the  Contractor  and  the
Contractor's  surety,  if any, the Owner may terminate this Agreement for any of the following reasons:

     .1   if the Contractor  persistently  utilizes  improper  materials  and/or inadequately  skilled  workers;
     .2   if the Contractor  does not make proper payment to laborers,  material suppliers or contractors;
     .3   if  the  Contractor   persistently  fails  to  abide  by  the  orders,
          regulations,  rules,  ordinances or laws of  governmental  authorities having jurisdiction; or
     .4   if the Contractor otherwise materially breaches this Agreement.

If the Contractor  fails to cure within the seven (7) days,  the Owner,  without prejudice  to any other  right or remedy,  may take  possession  of the site and complete the Work utilizing any reasonable  means. In this event, the Contractor shall not have a right to further payment until the Work is completed.

11.2.3 If the  Contractor  files a  petition  under the  Bankruptcy  Code,  this
Agreement shall terminate if the Contractor or the Contractor's  trustee rejects the Agreement or, if there has been a default,  the Contractor is unable to give adequate  assurance  that  the  Contractor  will  perform  as  required  by this
Agreement or otherwise  is unable to comply with the  requirements  for assuming this Agreement under the applicable provisions of the Bankruptcy Code.

11.2.4 In the event the Owner exercises its rights under Subparagraphs 11.2.1 or
11.2.2,  upon the request of the  Contractor  the Owner shall provide a detailed accounting of the cost incurred by the Owner.

11.3  TERMINATION BY OWNER WITHOUT CAUSE If the Owner  terminates this Agreement other than as set forth in Paragraph  11.2,  the Owner shall pay the  Contractor for all Work  executed  and for any proven loss,  cost or expense in  connection with the Work, plus all demobilization costs. In addition,  the Contractor shall be paid an amount calculated as set forth below:

     .1   If the Owner  terminates  this Agreement  prior to commencement of the construction,  the Contractor  shall be paid for the work and services performed  and  shall  be  paid  3% of the  remaining  balance  of the
          Contract Price.
     .2   If the Owner  terminates  this Agreement  pafter  commencement  of the construction,  the Contractor  shall be paid for the work and services performed  and  shall  be  paid  5% of the  remaining  balance  of the
          Contract Price.
     .3   In either  event,  the initial  payment as provided in  Paragraph  9.1 shall be credited to the Owner's account at the time of termination.
     .4   The Owner shall also pay to the Contractor fair  compensation,  either by purchase or rental at the election of the Owner,  for any equipment retained.  The Owner shall assume and become  liable for  obligations, commitments  and unsettled  claims that the  Contractor has previously undertaken or incurred in good faith in connection with the Work or as a result of the  termination  of this  Agreement.  As a  condition  of receiving the payments  provided under this Article 11, the Contractor shall  cooperate  with the Owner by  taking  all  steps  necessary  to accomplish  the  legal  assignment  of  the  Contractor's  rights  and benefits  to the  Owner,  including  the  execution  and  delivery  of required papers.

11.4     SUSPENSION BY THE OWNER FOR CONVENIENCE

11.4.1  The Owner may order the  Contractor  in  writing  to  suspend,  delay or interrupt  all or any part of the Work without  cause for such period of time as the Owner may determine to be appropriate for its convenience.

11.4.2 Adjustments caused by suspension, delay or interruption shall be made for increases in the Contract  Price and/or the date of Substantial  Completion.  No adjustment  shall be made if the  Contractor  is or  otherwise  would  have been responsible for the suspension, delay or interruption of the Work, or if another provision of this Agreement is applied to render an equitable adjustment.

                                   ARTICLE 12
                               DISPUTE RESOLUTION

12.1 INITIAL  DISPUTE  RESOLUTION If a dispute  arises out of or relates to this
Agreement or its breach,  the parties shall endeavor to settle the dispute first through  direct  discussions.  If the dispute  cannot be settled  through direct discussions, the parties shall endeavor to settle the dispute by mediation under
the  Construction   Industry   Mediation  Rules  of  the  American   Arbitration
Association before recourse to arbitration. Issues to be mediated are subject to the exceptions in Paragraph 12.2 for arbitration.  The location of the mediation shall be the  location  of the  Project.  Once one  party  files a  request  for mediation  with the other  contracting  party and with the American  Arbitration
Association, the parties agree to conclude such mediation within sixty (60) days of filing of the request.

12.2 AGREEMENT TO ARBITRATE Any  controversy or claim arising out of or relating to this  Agreement  or its breach not resolved by  mediation,  except for claims which have been waived by the making or  acceptance of final  payment,  shall be decided by arbitration in accordance with the Construction  Industry Arbitration
Rules of the American Arbitration  Association then in effect unless the parties mutually agree  otherwise.  Notwithstanding  Paragraph  13.2,  this agreement to arbitrate shall be governed by the Federal Arbitration Act.

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                              13

12.3 NOTICE OF DEMAND A written demand for  arbitration  shall be filed with the
American Arbitration  Association and the other party to this Agreement within a reasonable time after the dispute or claim has arisen, but in no event after the applicable statute of limitations for a legal or equitable proceeding would have run.

12.4 AWARD The arbitration award shall be final.  Judgment upon the award may be confirmed in any court having jurisdiction.

12.5 WORK  CONTINUANCE  AND PAYMENT  Unless  otherwise  agreed in  writing,  the
Contractor  shall continue the Work and maintain the approved  schedules  during any arbitration  proceedings.  If the Contractor continues to perform, the Owner shall continue to make payments in accordance with this Agreement.

12.6  MULTIPARTY  PROCEEDING  The parties  agree that all parties  necessary  to resolve a claim shall be parties to the same arbitration proceeding. Appropriate provisions  shall be  included  in all other  contracts  relating to the Work to provide for the consolidation of arbitrations.

12.7 COST OF DISPUTE  RESOLUTION The prevailing party in any dispute arising out of or relating to this  Agreement or its breach that is resolved by  arbitration or  litigation  shall be  entitled to recover  from the other  party  reasonable attorney's  fees,  costs  and  expenses  incurred  by the  prevailing  party  in connection with such arbitration or litigation.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

13.1 ASSIGNMENT Neither the Owner nor the Contractor shall assign their interest in this  Agreement  without  the written  consent of the other  except as to the assignment of proceeds.

13.2 GOVERNING LAW This Agreement  shall be governed by the law in effect at the location of the Project.

13.3  SEVERABILITY  The  partial  or  complete  invalidity  of any  one or  more provisions of this Agreement  shall not affect the validity or continuing  force and effect of any other provision.

13.4 NO WAIVER OF PERFORMANCE The failure of either party to insist,  in any one or  more  instances,  on the  performance  of any of  the  terms,  covenants  or conditions  of this  Agreement,  or to exercise any of its rights,  shall not be construed as a waiver or  relinquishment  of such term,  covenant,  condition or right with respect to further performance.

13.5 TITLES The title given to the  Articles of this  Agreement  are for ease of reference only and shall not be relied upon or cited for any other purpose.

13.6 OTHER PROVISIONS

                                   ARTICLE 14
                           EXISTING CONTRACT DOCUMENTS

The Contract  Documents in existence at the time of execution of this  Agreement are as follows:

1. Exhibit 1: Todd & Sargent  Proposal  Letter,  dated  December  18,  2006.
2. Exhibit 2: Todd & Sargent  Drawing Set,  dated  December 18, 2006.
3. Exhibit 3: Todd & Sargent Specifications, dated December 18, 2006.

      This Agreement is entered into as of the date entered in Article 1.

--------------------------------------------------------------------------------
                                                OWNER:  SOUTHWEST IOWA
                                                RENEWABLE ENERGY, LLC

ATTEST:  /s/ Laura Schultz                      BY:      /s/ Karol King
       -----------------------------               --------------------

                                                PRINT NAME:       Karol King
                                                          ----------------------
                                                PRINT TITLE:      Chairman
                                                           ---------------------

                                                CONTRACTOR:  TODD & SARGENT, INC.

ATTEST:  /s/Vickie Ayers                        BY:      /s/ Philip Sargent
       -----------------------------               ------------------------

                                                PRINT NAME:       Philip Sargent
                                                           ---------------------
                                                PRINT TITLE:      Exec. V.P.
                                                            --------------------

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AGC  DOCUMENT  NO. 415 o STANDARD  FORM OF  DESIGN-BUILD  AGREEMENT  AND GENERAL
CONDITIONS  BETWEEN  OWNER AND  CONTRACTOR  (C)  1993,  The  Associated  General
Contractors of America
                                                                              14

                                                            Exhibit 1

December 18, 2006

Mr. Brad Petersburg
SOUTHWEST IOWA RENEWABLE ENERGY
Council Bluffs, IA

RE:      "Updated" Proposal for Corn Receiving & Storage with DDGS Storage & Loadout
         Two 74' Diameter x 150' High Corn Silos with Aeration System
         One 55' Diameter x 112' High DDGS Silo with Laidig Unloader

Dear Brad:

We are pleased to submit this "updated" proposal for the design, engineering and construction of your corn receiving, storage and equipment, as well as your DDGS storage and loadout system for your new Council Bluffs, Iowa ethanol plant.

SUMMARY OF PROJECT FEATURES

1.   General
     The major features of the new corn receiving storage and loadout facility for Southwest Iowa Renewable Energy to be built in Council Bluffs, Iowa are presented below. This summary is intended to give a basic understanding of the scope of the project.

2.   The corn silos are a slipformed concrete structure with two (2) 74'-0"
     diameter x 150'-0" tall storage tanks with Luft Kanal unloading floors
     (487,500 bushels per silo), one (1) overhead "day bin" with 44,000 bushel capacity for pre-scalped corn, one (1) overhead bin for scalped corn
     (21,000 bushel capacity) and one (1) manlift shaftway. Total storage of the grain elevator, with the day bin, is 1,000,000 "useable" bushels, assuming
     6% compaction factor.

3.   The DDGS silo is a slipformed concrete structure with one (1) 55' diameter
     x 112' tall storage tank. The silo has an above grade tunnel and unloader floor supported on lean mix/sandfill. Total capacity of the DDGS silo is
     4,000 tons.

4.   Deep Foundations for two corn silos and two DDGS silos
     A.   We have included in our proposal, an allowance price to install 475 each, 16" diameter (120 ton capacity) auger cast piles at 60' deep under the two corn silos, and one DDGS silo per the drawings .
     B.   We have also included an allowance of $85,000 to install 63 each 16"
          diameter/120 ton capacity auger cast piles under the future DDGS storage silo.
     C.   A test pile will be installed prior to installation of the production pile.

5.   Truck Receiving System
     A.   The truck receiving system incorporates two (2) 10' wide x 29' long receiving pits.
     B.   Receiving Pit #1, 900 bushel capacity receiving hopper.
     C.   Receiving Pit #2, 900 bushel capacity receiving hopper.
     D.   Receiving Pit #1 Conveyor: 25,000 BPH Tramco Model G, 30" x 26" with
          45" wide x 29' long bypass inlet.
     E.   Receiving Pit #2 Conveyor: 25,000 BPH Tramco Model G, 30" x 26" with
          45" wide x 29' long bypass inlet.
     F.   Truck Receiving Pit Conveyor #1 discharges into both 25,000 BPH belt conveyors and is routed to bucket elevators #1 & #2.
     G.   Truck Receiving Pit Conveyor #2 discharges into both 25,000 BPH belt conveyors and is routed to receiving bucket elevators #1 & #2.

                     620 Aarasmith Trail * Ames, Iowa 50010
                      (515) 232-0442 * Fax: (515) 232-0682
                                www.tsargent.com

December 18, 2006
Mr. Brad Petersburg

6.   Rail Receiving -- One 50,000 BPH System
     A.   50,000 BPH rail receiving drag which discharges into two 25,000 BPH transfer belt.

7.   Receiving Bucket Elevators
     A.   One 25,000 BPH bucket elevator at 195' discharge height as manufactured by Intersystems.
     B.   One 25,000 BPH bucket elevator at 195' discharge height as manufactured by Intersystems.
     C.   One 50,000 BPH Bucket Elevator at 207' (future).

8.   Receiving Enclosure:
     A.   The truck and rail receiving/loadout building is 89'-0" x 125'-0" with a 42'-0" eave height, and a gabled roof (1 on 12 slope). The building roof shall be insulated using 4" fiberglass batts with reinforced PSF facing. The building includes four (4) 12' wide x 14' high-lift sectional doors with electric operators (truck) and four (4) 18' x 23'
          sectional doors with electric operators (rail). Three (3) hollow metal mandoors with hardware, including closers, locks and keys, will be installed.
     B.   Receiving Control Room: The receiving control room is located in the receiving enclosure. This room has exterior dimensions of 8'-4" x
          21'-0" x 10'-0" eave height. This room will be insulated and finish painted.
     C.   Truck Receiving Pits, Rail Receiving Pit and Tunnels: All truck pits and tunnels are as shown on drawings

9.   Receiving Dust System: Truck
     A.   51,600 CFM Baghouse filter system as manufactured by MAC Model 120 MCF
          494-400. Reverse pulse air cleaning dust collector; air-to-cloth ratio
          8.8 to 1.
     B.   9" screw with airlock.
     C.   Fan: 125 HP TEFC (based on 42,000 CFM initially) with 20' high exhaust stack.
     D.   Pit swing baffles.
     E.   Ductwork (no spiral ductwork).

10.  Corn Storage Fill System
     A.   25,000 BPH bucket elevator #1 spouts directly to both large diameter silos and is routed to the 35' diameter "day bin" via a single/shared
          25,000 BPH Tramco G drag conveyor.
     B.   25,000 BPH bucket elevator #2 spouts directly to both large diameter silos and is routed to the 35' diameter "day bin" via a single/shared
          25,000 BPH Tramco G drag conveyor.
     C.   The future 50,000 BPH bucket elevator spouts directly to both large diameter silos and is routed to the 35' diameter "day bin" via a gravity spout.

11.  Slipformed Corn Storage Silos
     A.   The corn silos will consist of two (2) 74'-0" diameter x 150'-0" tall slipformed bins, one (1) 35'-0" diameter machinery/surge bin silos, and one (1) manlift shaft.
     B.   Corn Silos Machinery/Surge Bin Core Floor Levels Elevation 100'-0":
          Hammermill Reclaim Conveyor Floor Elevation 112'-3": Hammermill Floor
          Elevation 127'-3". Hammermill Surge Bin Floor/Hopper Elevation
          160'-1": Scalper Floor Elevation 175'-1": Day Bin Floor/Hopper
          Elevation 250'-0": Corn Silo/Dry Bin Roof

December 18, 2006
Mr. Brad Petersburg

12.  PM Luft Kanal Aeration System & Unloading Floor
     A.   To deliver 1/11 CFM aeration on corn at 17" S.P.
     B.   Each 74' diameter x 150' high silo to incorporate one 60 HP centrifugal fan and two 40 HP centrifugal fans. When running the 1/11
          CFM aeration system, all three fans are engaged. When you are running the unloader/cleanout system, only the two 40 HP fans are used.
     C.   Roof exhausters - 6 each, 2 HP/bin
     D.   Gravity vents - 6 each per bin
     E.   1 lot ductwork
     F.   Two feeder kanals at 10 meters.
     G.   Eight rows of kanals at 12 meters per attached layout drawing E422-11.
     H.   Hopper slopes to be 37 degree with 45 degree backslopes.
     I.   Bushel loss per bin - approximately 12,300 bushels.

13.  Hammermill System: provided By ICM
     A.   Four Bliss hammermills Model ER-4440 TF with 350 HP TEFC motors. (By
          ICM)
     B.   Four Bliss rotary feeders with stainless steel magnet. (By ICM)
     C.   Four discharge plenums and screw conveyors. (By T&S)

14.  Hammermill Dust System: provided by Todd & Sargent
     A.   Four Mac 6240 CFM baghouse filter systems.
     B.   Four Twin City fans with exhaust stacks (20' high).
     C.   Four Airlocks.
     D.   Four Screw Conveyors.
     E.   Ductwork.

15.  Ground corn transfer conveyor at 400' OAL - By Todd & Sargent
     A.   Ground corn transfer bridge.
     B.   6,000 BPH belt conveyor at 400' OAL.
     C.   Support bents and foundation.

16.  Slipformed DDGS Silo - 4,000 Ton Total Capacity
     A.   The DDGS silo will consist of one (1) 55'-0" diameter x 112'-0" tall slipformed concrete bin.
     B.   DDGS Unloader Floor: Elevated 132'-0" above mat foundation.
     C.   One Laidig unloading auger rated at 235 TPH.

17.  DDGS Transfer System to Silos/Flat Storage Building - By ICM
     A.   50 TPH transfer drag to silos. (By ICM)
     B.   50 TPH DDGS bucket elevator routing DDGS to DDGS Bin #4 & #5. (By T&S)
     C.   50 TPH fill conveyor from DDGS leg to Bin #4 & #5. (By T&S)

18.  DDGS Flat Storage Building - ICM
     A.   135' wide x 150' long with 40' eave metal building - by ICM
     B.   DDGS flat storage fill conveyor/bridge - by ICM
     C.   DDG building foundations and reclaim pit/hopper - by ICM

19.  DDGS Pit Reclaim Conveyor - ICM
     A.   200 TPH Reclaim Conveyor to DDGS silo reclaim drag.

20.  DDGS "Recirculation" System
     A.   400 TPH reclaim conveyor Tramco Model G, under Bin #4.
     B.   400 TPH recirculation bucket elevator as manufactured by Intersystems.
     C.   400 TPH recirculation drag to Bin #4.
     D.   400 TPH gravity spout from leg to bulkweigher.

December 18, 2006
Mr. Brad Petersburg

21.  DDGS Loadout System
     A.   The DDGS rail loadout system is rated at 400 TPH.
     B.   400 TPH DDGS bucket elevator dedicated to loadout/recirculation.
     C.   400 TPH DDGS bulkweigher as manufactured by Intersystems complete with:
          o    1/4" urethane lined hoppers.
          o    Intersystems Master Weigh Millennium Controller.
          o    SmarPass RFID Rail Car Reader
     D.   400 TPH loadout shuttle drag conveyor (Tramco Model G) with two (2)
          Bayshore retractable spouts to rail car.

22.  Loadout Dust Systems
     A.   9,200 CFM baghouse filter as manufactured by MAC.
     B.   MAC Model 96 MCF 112, top bag removal.
     C.   Reverse pulse air bag cleaning system.
     D.   30 HP fan with 20' exhaust stack.
     E.   Ductwork

23.  Corn Loadout Spout
     A.   Install two-way valves after Leg #1 & Leg #2 discharge.
     B.   Install one common 25,000 BPH spout to Truck Receiving Bay #1.

24.  Rail Fall Protection
     A.   The system shall consist of a one hundred foot (100') long virtually seamless span protecting both rail tracks inside the building.

25.  Manlift
     A.   A. A two man, 500 lb. capacity manlift is supplied in the elevator with stops at grade and bin deck roof. The shaft design incorporates a straight ladder accessible from the manlift door allowing exit down.

26.  Mechanical Systems
     A.   We have included restrooms in the receiving control room
     B.   HVAC for receiving control room. Receiving control room is pressurized.

27.  Electrical Installation: Excluded from this proposal

28.  Plant Control System: Excluded from this proposal Pricing Summary

Pricing Summary

-------------------------------------------------------------------------------------------------------------------------
     1     975,000 Bushel Corn Storage with One (1) 55' Diameter DDGS Silo Base Bid as described       $8,432,000
           within this letter, includes the Luft Kanal Aeration & Unloading Floor, but less
           Items #2 - #6 below.
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-------------------------------------------------------------------------------------------------------------------------

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     2     Excavation & Compacted Backfill Allowance                                                     $95,000
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     3     Dewatering Allowance                                                                          $80,000
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-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------
     4     Piling Allowance - (2) Corn Silos and One (1) DDGS Silo                                      $715,000
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     5     Piling Allowance for One (1) Future DDGS Silo                                                 $85,000
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     6     7% State Sales Tax & Local Option Tax                                                        $338,000
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                                               Total:                                                  $9,745,000
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December 18, 2006
Mr. Brad Petersburg

Exclusions/By Others
         o    Sitework, roadways, paving, site drainage.
         o    Hammermill System i.e. ICM to supply four hammermills complete.
         o    DDGS Delivery System from dryer to barn.
         o    DDGS Storage Building
         o    Rail car indexer and gate opener
         o    Electrical and Controls
         o    Electric Room complete
         o    Rail Scale
         o    Ground Corn Impact Scale

Schedule

If awarded this contract Todd & Sargent is prepared to begin engineering January
1, 2007, mobilize in the field March 1, 2007, begin pile load test March 1,
2007, and begin production pile March 15, 2007. Production piling will take 35 drilling days. This assumes SIRE has our building site brought up to final grade by March 1, 2007. We anticipate a 13 month construction schedule after the piling is complete. This would mean a "grind" date of May 5, 2008.

Brad, we appreciate the opportunity to provide our proposal to you, and hope this helps in your planning process. Thank you.

Sincerely,

TODD & SARGENT, INC.

/s/ Clint D. Steele
---------------------------------------
Clint D. Steele
Vice President Marketing

December 18, 2006
Mr. Brad Petersburg

CONTRACTOR'S RESPONSIBILITIES

1.   Todd & Sargent will furnish the materials and installation for all items specifically shown on the drawings and/or listed in this document. The selection of components was done in accordance with applicable specifications and in such a way as to accomplish the stated capacities, production rates, and service requirements.
2.   Todd & Sargent will provide additional professional architectural, structural, mechanical skills and service to the limits of their contractual obligation, necessary to prepare drawings, specifications, and documents required to construct the facility. The stated rates and capacities are to be considered as actual operating requirements.
3.   Todd & Sargent will provide a service manual at the end of the project (2 copies).
4.   Todd & Sargent will provide throughout the duration of the project copies of all drawings to Owner for his review, and on completion will provide one
     (1) finished set. Comments from the Owner will be returned within 10 working days or they will be considered approved as shown.
5.   All construction will be in compliance with all applicable codes and regulations including OSHA.
6.   All material supplied by Todd & Sargent will be new, unless approved in writing by the Owner or supplied by the Owner.
7.   All construction will be in strict compliance with the contract. Todd &
     Sargent will use their own, internal quality control standards and procedures to assure that the quality of the finished project will be satisfactory to the Owner, using information contained in bid documents as appropriate

OWNER'S RESPONSIBILITIES

1.   Cost of Builders' Risk Insurance.
2.   Environmental Protection Agency (EPA) Air Quality permits. Todd & Sargent will assist the Owner in the process of obtaining the permits.
3.   Clearance and approval by the FAA in case of conflict of the structure with adjacent airport facilities.
4.   Any federal, county, city or state taxes in addition to the 7% that may be required.
5.   Additional cost incurred by the Contractor if he is required by the Owner to convert to union labor.
6.   Site preparation, grading and removal of above ground obstructions. Grading of site to level.
7.   Rock Removal: Rock removal is not included in our proposal.
8.   Removal or relocation of underground obstructions encountered during excavation (i.e. gas lines, building foundations, inactive sewers or services encountered). These will be performed on a time and material basis.
9.   Cost of temporary electricity used during construction. Service required is
     400 amps, 220 or 440 volt, 3 phase, 60 cycle. Todd & Sargent will provide connection to sufficient power provided by the owner.
10.  Permanent electrical services including metering, transformers, lightning arrestors and surge protectors. Transformers are to be located within 40'
     of MCC room.
11.  Water supply during construction.
12.  Site development, roadways and culverts.
13.  Final site grading and seeding or sodding.
14.  Painting of concrete surfaces.
15.  Fire protection systems, such as hydrants, standpipes, sprinklers or fire extinguishers.
16.  Communications system such as telephone or walkie-talkie.
17.  Road lighting or road security lighting.
18.  Permanent water supply to within 5'-0" of the facility entrance point.
19.  Gas supply to within 5 feet of the facility entrance point.
20.  Permanent septic system/holding system and sewer line to within 5' of building entrance point.
21.  All concrete and soils testing to be performed by Owner or Owner's
     Representative.

                                                                Exhibit 2

1,000,000 BUSHEL CORN RECEIVING, STORAGE & HANDLING
4,000 TONS OF DDGS STORAGE & HANDLING
- FOR -
SOUTHWEST IOWA RENEWABLE ENERGY - COUNCIL BLUFFS, IOWA

DRAWING INDEX

DWG	REV	DESCRIPTION
E422 01	0	TITLE SHEET
E422 03	0	FLOW DIAGRAM - GRINDING & GRAIN STORAGE
E422 04	0	FLOW DIAGRAM - RECEIVING & DDGS STORAGE/LOADOUT
E422 05	0	TUNNEL PLAN
E422 06	0	GRADE PLAN
E422 07	0	ROOF PLAN
E422 08	0	GRAIN STORAGE SECTION
E422 09	0	DDGS STORAGE PLANS & SECTION

Revisions

GRAIN & DDGS FACILITIES
-FOR-
SW IA RENEWABLE ENERGY
COUNCIL BLUFFS, IOWA

TODD & SARGENT

TITLE SHEET & DRAWING INDEX

Project No. E422 | Drawing No. 01 | Rev. No. 0

BIN #1
GRAIN SILO - 407,500 BU
BIN #2
GRAIN SILO - 48,750 BU
GRINDING 21,500 BUSHELS
LEGEND
D
C
B
A
GRINDING &
GRAIN STORAGE
TRANSFER
Revisions
Revisions
GRAIN & DDGS FACILITIES
SW IA. RENEWABLE ENERGY
COUNCIL BLUFFS, IOWA
TODD & SARGENT
FLOW DIAGRAM -
GRINDING & GRAIN STORAGE
E422
03
0

FUTURE
BIN #5
DDGS STORAGE - 4,000T
BIN #4
DDGS STORAGE - 4,000T
DDGS STORAGE BUILDING (BY ICM)
TRUCK
RECEIVING
LANE #2
TRUCK
RECEIVING
LANE #1
RAIL LO
LANE #4
RAIL RECEIVING
RAIL/TRUCK LO
LANE #3
A
B
C
D
LEGEND
DDGS FLAT STORAGE
(BY ICM)
DDGS
STORAGE
DDGS
LOADOUT
RAIL & TRUCK
GRAIN RECEIVING
Revisions
Revisions
GRAIN & DDGS FACILITIES
SW IA RENEWABLE ENERGY
COUNCIL BLUFFS, IOWA
TODD & SARGENT
FLOW DIAGRAM - RECEIVING &
DDGS STORAGE/LOADOUT
E422
04
0

Revisions	Revisions

GRAIN & DOGS FACILITIES
SW IA. RENEWABLE ENERGY
COUNCIL BLUFFS, IOWA

TODD & SARGENT

TUNNEL PLAN

Project No.	Drawing No.	Rev. No.
E422	05	0

Revisions	Revisions

GRAIN & DDGS FACILITIES
-FOR-
SW IA. RENEWABLE ENERGY
COUNCIL BLUFFS, IOWA

TODD & SARGENT

Drawing Title: GRADE PLAN

Project No. E422 | Drawing No. 06 | Rev. No. 0

ROOF PLAN
VALVE ACCESS PLAN
DRIVE ACCESS PLAN
GRINDER LEVEL PLAN
GRINDER SURGE LEVEL
SCALPER LEVEL PLAN
SCALPER SURGE LEVEL
NORTH

Revisions

GRAIN & DDGS FACILITIES

SW IA. RENEWABLE ENERGY

COUNCIL BLUFFS, IOWA

TODD & SARGENT

CORE LEVELS & ROOF PLANS

E422 | 07 | 0

Revisions
Revisions
UPPER SCREENER FLOOR
SCALPER FLOOR
GRINDER FLOOR

GRAIN & DDGS FACILITIES -FOR- SW IA. RENEWABLE ENERGY COUNCIL BLUFFS, IOWA	TODD & SARGENT	SECTION
		Project No. E422
		Drawing No. 08
		Rev. No. 0

BIN LEVEL PLAN
NORTH
ROOF LEVEL PLAN
NORTH
SECTION

Revisions | Revisions

GRAIN & DDGS FACILITIES
-FOR-
SW IA RENEWABLE ENERGY
COUNCIL BLUFFS, IOWA

TODD & SARGENT

DDGS PLANS AND SECTIONS

Project No. E422 | Drawing No. 09 | Rev. No. 0

                                                                Exhibit 3

                            TECHNICAL SPECIFICATIONS

                                      FOR A

                          NEW CORN RECEIVING, STORAGE &
                          DDGS STORAGE/LOADOUT FACILITY

                                       FOR

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC

                              COUNCIL BLUFFS, IOWA

                                December 18, 2006

                      620 Arrasmith Trail oAmes, Iowa 50010
                       (515) 232-0442 oFax: (515) 232-0682
                                www.tsargent.com

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

TECHNICAL SPECIFICATIONS:

DIVISION 1: GENERAL REQUIREMENTS
1.1      Summary Of Project Features
1.2      Contractor's Responsibilities
1.3      Owner's Responsibilities

DIVISION 2: SITE WORK
2.1      Site Development
2.2      Rail Spur Track
2.3      Excavation, Backfill &. Grading
2.4      Roadways
2.5      Site Drainage
2.6      Deep Foundations

DIVISION 3: CONCRETE
3.1      General
3.2      Concrete Formwork
3.3      Concrete Reinforcing
3.4      Concrete Finishing
3.5      Slipformed Concrete

DIVISION 4: MASONRY (not used)

DIVISION 5: METALS
5.1      General
5.2      Structural and Miscellaneous Steel

DIVISION 6: CARPENTRY (not used)

DIVISION 7: THERMAL AND MOISTURE PROTECTION
7.1      General
7.2      Damp-Proofing
7.3      Roofing
7.4      Insulation

DIVISION 8: DOORS AND WINDOWS
8.1      General

DIVISION 9: FINISHES
9.1      General
9.2      Painting
9.3      Office Finishes

DIVISION 10: SPECIALTIES

DIVISION 11: EQUIPMENT
11.1     General Equipment Specifications

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

TECHNICAL SPECIFICATIONS (continued):

11.2     Machinery and Equipment Listing

DIVISION 12: FURNISHINGS (not used)

DIVISION 13: SPECIAL CONSTRUCTION
13.1     Description
13.2     Quality Assurance
13.3     Design Criteria
13.4     Metal Siding and Roofing
13.5     Skylight/Wall-Lite Panels
13.6     Trim and Flashing
13.7     Painting

DIVISION 14: MATERIAL HANDLING SYSTEM (not used)

DIVISION 15: MECHANICAL
15.1     General
15.2     Compressed Air Piping
15.3     Plumbing
15.4     HVAC

DIVISION 16: ELECTRICAL (By Owner)
16.1     Electrical Work

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 1: GENERAL REQUIREMENTS

1.1  SUMMARY OF PROJECT FEATURES

1.1.1  General The major features of the new corn receiving storage and loadout facility for Southwest Iowa Renewable Energy to be built in Council
       Bluffs, Iowa are presented below. This summary is intended to give a basic understanding of the scope of the project.

1.1.2  The corn silos are a slipformed concrete structure with two (2) 74'-0"
       diameter x 150'-0" tall storage tanks with Luft Kanal unloading floors
       (487,500 bushels per silo), one (1) overhead "day bin" with 44,000 bushel capacity for pre-scalped corn, one (1) overhead bin for scalped corn
       (21,000 bushel capacity) and one (1) manlift shaftway. Total storage of the grain elevator, with the day bin, is 1,000,000 "useable" bushels, assuming 6% compaction factor.

1.1.3  The DDGS silo is a slipformed concrete structure with one (1) 55'
       diameter x 112' tall storage tank. The silo has an above grade tunnel and unloader floor supported on lean mix/sandfill. Total capacity of the DDGS silo is 4,000 tons.

1.1.4  Deep Foundations for two corn silos and two DDGS silos A. We have included in our proposal, an allowance price to install 475 each, 16"
       diameter (120 ton capacity) auger cast piles at 60' deep under the two corn silos, and one DDGS silo per the drawings. B. We have also included an allowance of $85,000 to install 63 each 16" diameter/120 ton capacity auger cast piles under the future DDGS storage silo. C. A test pile will be installed prior to installation of the production pile.

1.1.5  Truck Receiving System
          A.   The truck receiving system incorporates two (2) 10' wide x 29'
               long receiving pits.
          B.   Receiving Pit #1, 900 bushel capacity receiving hopper.
          C.   Receiving Pit #2, 900 bushel capacity receiving hopper.
          D.   Receiving Pit #1 Conveyor: 25,000 BPH Tramco Model G, 30" x 26"
               with 45" wide x 29' long bypass inlet.
          E.   Receiving Pit #2 Conveyor: 25,000 BPH Tramco Model G, 30" x 26"
               with 45" wide x 29' long bypass inlet.
          F.   Truck Receiving Pit Conveyor #l discharges into both 25,000 BPH belt conveyors and is routed to bucket elevators #1 & #2.
          G.   Truck Receiving Pit Conveyor #2 discharges into a both 25,000 BPH belt conveyors and is routed to receiving bucket elevators #1 &
               #2.

1.1.6  Rail Receiving - One 50,000 BPH System
          A.   50,000 BPH rail receiving drag which discharges into two 25,000
               BPH transfer belts.

1.1.7  Receiving Bucket Elevators
          A.   One 25,000 BPH bucket elevator at 195' discharge height as manufactured by Intersystems.
          B.   One 25,000 BPH bucket elevator at 195' discharge height as manufactured by Intersystems.
          C.   One 50,000 BPH Bucket Elevator at 207' (future).

1.1.8    Receiving Enclosure:
          A.   The truck and rail receiving/loadout building is 89'-0" x 125'-0"
               with a 42'-0" eave height, and a gabled roof (l on l2 slope). The building roof shall be insulated using 4" fiberglass batts with reinforced PST facing. The building includes four (4) 12' wide x
               14' high-lift sectional doors

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

               with electric operators (truck) and four (4) 18' x 23' sectional doors with electric operators (rail). Three (3) hollow metal mandoors with hardware, including closers, locks and keys, will be installed.
          B.   Receiving Control Room:
               The receiving control room is located in the receiving enclosure.
               This room has exterior dimensions of 8'-4" x 21'-0" x 10'-0" eave height. This room will be insulated and finish painted.
          C.   Truck Receiving Pits, Rail Receiving Pit and Tunnels: All truck pits and tunnels are as shown on drawings

1.1.9  Receiving Dust System: Truck
          A.   51,600 CFM Baghouse filter system as manufactured by MAC Model
               120 MCF 494-400. Reverse pulse air cleaning dust collector;
               air-to-cloth ratio 8.8 to 1.
          B.   9" screw with airlock.
          C.   Fan: 125 HP TEFC (based on 42,000 CFM initially) with 20' high exhaust stack.
          D.   Pit swing baffles.
          E.   Ductwork (no spiral ductwork).

1.1.10 Corn Storage Fill System
               A.   A. 25,000 BPH bucket elevator #1 spouts directly to both
                    large diameter silos and is routed to the 35' diameter "day bin" via a single/shared 25,000 BPH Tramco G drag conveyor.
               B.   B. 25,000 BPH bucket elevator #2 spouts directly to both
                    large diameter(.) silos and is routed to the 35' diameter
                    "day bin" via a single/shared 25,000 BPH Tramco G drag
                    conveyor.
               C.   C. The future 50,000 BPH bucket elevator spouts directly to both large diameter silos and is routed to the 35' diameter
                    "day bin" via a gravity spout.

1.1.11 Slipformed Corn Storage Silos
               A.   The corn silos will consist of two (2) 74'-0" diameter x
                    150'-0" tall slipformed bins, one (1) 35'-0" diameter
                    machinery/surge bin silos, and one (1) manlift shaft.
               B.   Corn Silos Machinery/Surge Bin Core Floor Levels
                    Elevation 100'-0": Hammermill Reclaim Conveyor Floor
                    Elevation 112'-3": Hammermill Floor
                    Elevation 127'-3": Hammermill Surge Bin Floor/Hopper
                    Elevation 160'-1": Scalper Floor
                    Elevation 175'-1": Day Bin Floor/Hopper
                    Elevation 250'-0": Corn Silo/Dry Bin Roof

1.1.12 PM Luft Kanal Aeration System & Unloading Floor
               A.   To deliver 1/11 CFM aeration on corn at 17" S.P.
               B.   Each 74' diameter x 150' high silo to incorporate one 60 HP centrifugal fan and two 40 HP centrifugal fans. When running the 1/11 CFM aeration system, all three fans are engaged.
                    When you are running the unloader/cleanout system, only the two 40 HP fans are used,
               C.   Roof exhausters 6 each, 2 HP/bin
               D.   Gravity vents -- 6 each per bin
               E.   1 lot ductwork
               F.   Two feeder kanals at 10 meters.
               G.   Eight rows of kanals at 12 meters per attached layout.
                    drawing E422-11.
               H.   Hopper slopes to be 37 degree with 45 degree backslopes.
               I.   Bushel loss per bin -- approximately 12,300 bushels,

1.1.13 Hammermill System: provided By ICM
               A.   Four Bliss hammermills Model ER-4440 TF with 350 HP TEFC
                    motors. (By 1CM)
               B.   Four Bliss rotary feeders with stainless steel magnet. (By
                    ICM)
               C.   Four discharge plenums and screw conveyors. (By T&S)

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

1.1.14 Hammermill Dust System: provided by Todd & Sargent
               A.   Four Mac 6240 CFM baghouse filter systems.
               B.   Four Twin City fans with exhaust stacks (20' high).
               C.   Four Airlocks.
               D.   Four Screw Conveyors.
               E.   Ductwork.

1.1.15 Ground corn transfer conveyor at 400' OAL - By Todd & Sargent
               A.   Ground corn transfer bridge.
               B.   6,000 BPH belt conveyor at 400' OAL.
               C.   Support bents and foundation.

1.1.16 Slipformed DDGS Silo 4,000 Ton Total Capacity
               A.   The DDGS silo will consist of one (1) 55'-0" diameter x
                    112'-0" tall slipformed concrete bin.
               B.   DDGS Unloader Floor: Elevated l3'-0" above mat foundation.
               C.   One Laidig unloading auger rated at 235 TPH.

1.1.17 DDGS Transfer System to Silos/Flat Storage Building -- By ICM
               A.   50 TPH transfer drag to silos. (By ICM)
               B.   50 TPH DDGS bucket elevator routing DDGS to DDGS Bin #4 &
                    #5. (By T&S)
               C.   50 TPH fill conveyor from DDGS leg to Bin #4 &. #5. (By T&S)

1.1.18 DDGS Flat Storage Building - 1CM
               A.   135' wide x 150' long with 40' eave metal building -- by ICM
               B.   DDGS flat storage fill conveyor/bridge -- by ICM
               C.   DDG building foundations and reclaim pit/hopper - by ICM

1.1.19 DDGS Pit Reclaim Conveyor - ICM
               A.   200 TPH Reclaim Conveyor to DDGS silo reclaim drag.

1.1.20 DDGS "Recirculation" System
               A.   400 TPH reclaim conveyor Tramco Model G, under Bin #4.
               B.   400 TPH recirculation bucket elevator as manufactured by
                    Intersystems.
               C.   400 TPH recirculation drag to Bin #4.
               D.   400 TPH gravity spout from leg to bulkweigher.

1.1.21 DDGS Loadout System
                    A.   The DDGS rail loadout system is rated at 400 TPH.
                    B.   400 TPH DDGS bucket elevator dedicated to
                         loadout/recirculation.
                    C.   400 TPH DDGS bulkweigher as manufactured by
                         Intersystems complete with:
                            o    1/4" urethane lined hoppers.
                            o    Intersystems Master Weigh Millennium Controller.
                            o    SmarPass RFID Rail Car Reader
                    D.   400 TPH loadout shuttle drag conveyor (Tramco Model G)
                         with two (2) Bayshore retractable spouts to rail car.

1.1.22 Loadout Dust Systems
                    A.   9,200 CFM baghouse filter as manufactured by MAC.
                    B.   MAC Model 96 MCF 112, top bag removal.
                    C.   Reverse pulse air bag cleaning system.
                    D.   30 HP fan with 20' exhaust stack.
                    E.   Ductwork

1.1.23 Corn Loadout Spout

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

                    A.   Install two-way valve after Leg #1& #2 discharge.
                    B.   Install one common 25,000 BPH spout to Truck Receiving
                         Bay #1.

1.1.24 Rail Fall Protection
                    A.   The system shall consist of a one hundred foot (100')
                         long virtually seamless span protecting both rail
                         tracks inside the building.

1.1.25 Manlift
                    A.   A two man, 500 lb. capacity manlift is supplied in the
                         elevator with stops at grade and bin deck roof. The
                         shaft design incorporates a straight ladder accessible
                         from the manlift door allowing exit down.

1.1.26 Mechanical Systems
                    A.   We have included restrooms in the receiving control
                         room
                    B.   HVAC for receiving control room. Receiving control room
                         is pressurized.

1.1.27 Electrical Installation: Excluded from this proposal

1.1.28 Plant Control System: Excluded from this proposal

1.2    CONTRACTOR'S RESPONSIBILITIES

1.2.1  Todd & Sargent will furnish the materials and installation for all items specifically shown on the drawings and/or listed in this document. The selection of components was done in accordance with applicable specifications and in such a way as to accomplish the stated capacities, production rates, and service requirements.

1.2.2  Todd & Sargent will provide additional professional architectural, structural, mechanical skills and service to the limits of their contractual obligation, necessary to prepare drawings, specifications, and documents required to construct the facility. The stated rates and capacities are to be considered as actual operating requirements.

1.2.3  Todd & Sargent will provide a service manual at the end of the project (2 copies).

1.2.4  Todd & Sargent will provide throughout the duration of the project copies of all drawings to Owner for his review, and on completion will provide one (1) finished set. Comments from the Owner will be returned within 10 working days or they will be considered approved as shown.

1.2.5  All construction will be in compliance with all applicable codes and regulations including OSHA.

1.2.6  All material supplied by Todd & Sargent will be new, unless approved in writing by the Owner or supplied by the Owner,

1.2.7  All construction will be in strict compliance with the contract. Todd &
       Sargent will use their own, internal quality control standards and procedures to assure that the quality of the finished project will be satisfactory to the Owner, using information contained in bid documents as appropriate.

1.3    OWNER'S RESPONSIBILITIES

1.3.1  Cost of Builders' Risk Insurance.

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

1.3.2  Environmental Protection Agency (EPA) Air Quality permits. Todd & Sargent will assist the Owner in the process of obtaining the permits.

1.3.3  Clearance and approval by the FAA in case of conflict of the structure with adjacent airport facilities.

1.3.4  Any federal, county, city or state taxes in addition to the 7% that may be required.

1.3.5  Additional cost incurred by the Contractor if he is required by the Owner to convert to union labor.

1.3.6  Site preparation, grading and removal of above ground obstructions.
       Grading of site to level.

1.3.7  Rock Removal: Rock removal is not included in our proposal.

1.3.8  Removal or relocation of underground obstructions encountered during excavation (i.e. gas lines, building foundations, inactive sewers or services encountered). These will be performed on a time and material basis.

1.3.9  Cost of temporary electricity used during construction. Service required is 400 amps, 220 or 440 volt, 3 phase, 60 cycle. Todd & Sargent will provide connection to sufficient power provided by the owner.

1.3.10 Permanent electrical services including metering, transformers, lightning arrestors and surge protectors. Transformers are to be located within 40'
       of MCC room.

1.3.11 Water supply during construction.

1.3.12 Site development, roadways and culverts.

1.3.13 Final site grading and seeding or sodding.

1.3.14 Painting of concrete surfaces.

1.3.15 Fire protection systems, such as hydrants, standpipes, sprinklers or fire extinguishers.

1.3.16 Communications system such as telephone or walkie-talkie.

1.3.17 Road lighting or road security lighting.

1.3.18 Permanent water supply to within 5'-0" of the facility entrance point.

1.3.19 Gas supply to within 5 feet of the facility entrance point.

1.3.20 Permanent septic system/holding system and sewer line to within 5' of building entrance point.

1.3.21 All concrete and soils testing to be performed by Owner or Owner's
       Representative.

Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 2: SITE WORK

2.1    SITE DEVELOPMENT PHASE I - by Owner

2.2    RAIL SPUR TRACK - By Owner

2.3    EXCAVATION, BACKFILL & GRADING - "BID AS ALLOWANCE"

          o    Excavate approximately __________ cubic yards for DDGS silos, corn silos, reclaim tunnels, receiving tunnel and basement.
          o    Overexcavation for corn silos to El.__________, overexcavation for DDGS silos to El. ________.
          o    Haul and stockpile excavated material within 400' of excavation.
          o    Pump ground water for our work only.
          o    Furnish and place approximately __________ tons of clean crushed rock (12" thick layer) in bottom of overexcavation under corn and
               DDGS silos.
          o    Furnish and place approximately __________ square feet of 6 oz.
               non-woven filter fabric, over crushed rock.
          o    Furnish, place and compact approximately _________ tons of imported sand backfill beneath corn and DDGS silos slabs.
          o    Place approximately __________ cubic yards of on-site dirt backfill for 2' thick layer above granular material around silo slabs.
          o    Excavate for approximately _________ lineal feet of building perimeter footings and backfill outside of footings with
               excavated material and inside of footings with imported fill sand
               (approximately 650 ton)

2.4    ROADWAYS -- By Owner

2.5    SITE DRAINAGE -- By Owner

2.6    DEEP FOUNDATIONS -- Bid as an Allowance

2.6.1 We hereby furnish you with this Budget Proposal to install Augered
      Pressure Grouted Displacement (APGD) Piles for the above stated deep foundation piling project for the following prices.

     Pile lengths are based on currently installed Test's and their results.
     The length of piles included in this proposal are based on drilling depths of 50 feet for 100 Ton Capacity APGD Piles and 60 feet for 120 Ton Capacity
     APGD Piles.
     During the Test Pile Program, we will probe in the footprint of the of the two silos with our drill rig to better determine what depths are required at each silo location to achieve 120 Tons working capacity. The test pile shown is to be installed and tested immediately prior to the installation of the production piles.

     Budget Base Bid #2 -- 16" x 60' = 120 Tons Per Pile:
     Description                                                Qty      Units
     Mobilization/Demobilization of one (1) rig & crew:         1        Each
     475 - 16" APGD Piles x 60' (w/out pile reinforcement):     28,500   L.Ft.
     One (1) Compression Pile Loan Test Program:                1        Each

     Budget Unit Additions / Deletions to the Base Bid's:
     1.   Budget Base Bid #2 -- Add / Deduct for 16" APGD Pile footage over or under Base Bid:$ 19.00 per linear foot

          SPECIAL CONDITIONS:

                                       10
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

         NOTE: This proposal is based on access to all pile locations using APGD
         Pile installation procedures. The unit price shown above for additional footage  is  limited  to a  maximum  drilled  depth  of  no  more  than approximately  63 feet,  including  overburden.  Installation of longer piles may require a change in equipment and / or procedure. Our fee for this will be approved  prior to  mobilizing in a change of equipment to install the  over-length  piles.  The distance from pile center line to face of existing  structures or their  appurtenances  shall be five (5)
         feet or greater.

         INCLUDED IN THE BERKEL & COMPANY BUDGET BASE BID:
          1.   One (1) mobilization & demobilization of our personnel &
               equipment to and from the site are included in the Base Bid.

          2.   All labor, equipment, APGD Pile grout material with approximately
               4,000 psi for the 100 Ton Capacity Piles and 5,000 psi for the
               120 Ton Capacity Piles. The compressive strengths @ 28 days are utilizing Berkel & Company's mix design.

               The hand dipping of freshly placed grout to a maximum depth of no more than approximately three (3) feet below the working grade or to pile cut-off elevation, whichever is higher, where ground water table and subsurface soil conditions permit. All pile final cut off elevations will be the responsibility of others, and will require field cutting by others at time of excavation where soil conditions and/or water table prohibits dipping at time of pile installation.

          4.   One ASTM D 1143 Axial Compression Pile Load Test per the Quick
               Test Method.

               NOTE: We have included a price for installing one (1) APGD
               Compression Pile Load Test per ASTM D 1143 (Quick Test Method).
               Berkel & Company will install the Test and the associated Anchor
               Piles, set up test beams, jack and monitoring equipment and will provide assistance during testing. Supervision, recording, analyzing, and certification of the test pile results are to be performed by an Independent Testing Agency, not included in our
               Scope of Work or project costs.

          5.   We have included taxes.

                                       11
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 3: CONCRETE

3.1    GENERAL

3.1.1  Furnish all labor, material, or equipment necessary for completion of concrete work on this project.

3.1.2  Work included is cast-in-place concrete and slipformed concrete.

3.1.3  Concrete strength requirements to be determined by design engineer, utilizing ACI Design Specifications 301-96, 313-97, 318-99.

3.1.4  Test cylinders will be taken for all major pours and submitted to an independent testing laboratory for strength tests.

3.2    CONCRETE FORMWORK

3.2.1  Construct and erect concrete formwork in accordance with standard industry practice.

3.3    CONCRETE REINFORCING

3.3.1  Use ASTM A615, Grade 60 reinforcing bars.

3.3.2  Use ASTM A185 welded wire fabric.

3.3.3  Install reinforcing as shown on drawings using ACI and CRSI recommended practices.

3.4    CONCRETE FINISHING

3.4.1  Slab and footing finishes are as follows:
               A.   Rough finish level and screed only - Footings below grade.
               B.   Smooth steel trowel finish - Floor and roof surfaces exposed to view or to be covered with flooring or paint.
               C.   Steel trowel or broom finish - Walks, stairs, drives, ramps and similar vehicle and pedestrian areas.

3.4.2  Still formed wall finish as follows:
               A.   Walls will have standard form finish with ties removed.
                    Grout tie holes where appropriate for waterproofing or
                    appearance.

3.5    SLIPFORMED CONCRETE (Shall be designed in accordance with ACI 313 latest edition.)

3.5.1  The exterior surface of the slipformed structure will be finished by hand floating, Minor holes and slough-outs to be finished while concrete is still green.

3.5.2  Remove exterior and interior(.) forms on the corn silos and DDGS silos.
       Form marks at the tops of exterior slipped walls will be grouted and dressed after form removal, to blend into the finished wall below.

3.5.3  Install reinforcing as shown on drawings, using story poles, and/or other appropriate techniques to ascertain proper placement.

                                       12
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

 DIVISION 4: MASONRY (not used)

                                       13
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 5: METALS

5.1    GENERAL

5.1.1  Furnish all labor, materials, or equipment necessary for completion of all structural steel and metal work on this project.
5.1.2  Work includes structural and miscellaneous steel and equipment access platforms as shown on the drawings.

5.2    STRUCTURAL AND MISCELLANEOUS STEEL (Shall be designed in accordance with
       ASCI, latest edition.)

5.2.1  Ladders, working and walking surfaces will be built and guarded to meet
       OSHA requirements.

5.2.2  Elevated platform and catwalk surfaces will be expanded metal grating.

5.2.3  Structural joints will be designed for welded construction where possible.

5.2.4  Stairs will be to code. All stair treads will be grip strut. Landings will be expanded metal.

                                       14
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 6: CARPENTRY (not used)

                                       15
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 7: THERMAL AND MOISTURE PROTECTION

7.1    GENERAL

7.1.1  Furnish all labor, materials, or equipment necessary for completion of all damp-proofing of structures on this project.

7.1.2  Work included consists of waterproofing the boot pit, receiving pit, reclaim tunnel and truck scale pits.

7.2    DAMP PROOFING

7.2.1  Below-grade waterproofing will be installed on the DDGS pit, receiving basement/tunnel, and reclaim tunnel walls consisting of "Parascal"
       waterproofing membrane system (15 mil. Thickness). Hydro bar tubes will be installed along all wall to slab joints. A drainage system consisting of perforated drain tile (4") and drainable material ( I.E. pea gravel)
       will be routed to a common deep sump well to alleviate hydrostatic loading and uplift forces.

7.2.2  Dry sump pits are located in the receiving basement, receiving/reclaim tunnel and DDGS pit.

7.3    ROOFING

7.3.1  Install a Conklin "Benchmark" roofing system on all cast-in-place concrete roofs.

7.4    INSULATION

7.4.1  Install 6" fiberglass insulation with vapor barrier above the suspended ceilings and in the walls in the heated and cooled receiving control office and in the ceiling of the heated and cooled load out control office.

                                       16
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 8:  DIVISION 8: DOORS AND WINDOWS

8.1    GENERAL

8.1.1    Furnish all labor,  materials, or equipment necessary for completion of all door and window work on the project.

8.1.2    Work included:  All mandoors,  windows,  louvers and overhead doors per schedule or as shown on the drawings.

8.1.3    Door Specifications
               A.   Frames and Door Panels
                    1.   Metal doors - exterior doors shall be Versadoor Series,
                         interior doors shall be Omega Series, flush hollow
                         metal doors as manufactured by Ceco or an approved
                         equal. All doors are 1 3/4", 18 gauge construction. All
                         frames are 16 gauge.
                    2.   Insulation - all exterior doors shall be insulated.
               B.   Weatherstripping - all exterior doors shall be
                    weatherstripped at the head, jambs and sill.
               C.   U.L. labeled doors will be supplied as required by local
                    codes.
               D.   Hinged Door Hardware
                    1.   Adequate butt hinges for the required service.
                    2.   Heavy duty latchsets and/or locksets. Locksets shall
                         generally be keyed alike, with exceptions to be
                         determined by the Owner.
                    3.   Aluminum pulls or pushplates as required.
                    4.   Heavy duty door closers or equal on all doors unless
                         otherwise shown on the drawings.

8.1.4  Sectional Steel Specifications
               A.   To be manufactured by the Overhead Door Corporation, or
                    approved equal.
               B.   All doors to be interior mounted.
               C.   All doors to be OH Door #420 Series, non-insulated steel
                    sectional doors, or approved equivalent, including the
                    following features:
                    1.   Sections to be 20 ga., roll-formed, galvanized steel,
                         with a nominal thickness of 2".
                    2.   Manufacturer's standard weather-tight joints and
                         full-width interlocking structural rigidity.
                    3.   Center and end stiles will be 16 ga. steel-formed and
                         fastened as integral structures with the rolled
                         sections.
                    4.   End stiles will be channel-shaped, 2" deep, nom.
                    5.   Deflection of the door in the horizontal position will
                         not exceed 1/120 of the door width.
               D.   Track is manufacturer's standard 2" or 3", mounted per
                    manufacturer's recommendation.
               E.   Hinges and fixtures to be galvanized steel and the
                    manufacturer's standard design.
               F.   Bottom weatherstrip will be flexible PVC and held in place be a retainer.
               G.   Glass sections, if required, will be left open for 1/8" DS glass (or approved equivalent), to be held in place by rigid vinyl molding or manufacturer's standard detail.
               H.   Paint will be baked-on or epoxy coating, or approved
                    equivalent.
                    1.   Manufacturer's standard color options will be
                         considered.
                    2.   Final color will be selected by the Owner.
               I.   Operator position is stated while looking at the door from inside the building.
                    1.   All manually operated doors to include chain hoist
                         operator, able to be padlock secured.
                    2.   All electrically-operated doors to include one (1)
                         three button 120V control station, starter, limits, and
                         480V motor meeting NEMA 4/12 enclosure standards.
                            a.   All electric operators to be side-mounted.
                            b.   To include a chain hoist operator as back-up,
                                 should power be off.
               J.   Plus all other manufacturer's standard details not
                    specifically stated here.

8.1.5  Window Specifications

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

8.1.5.1 Hollow metal window frames are to be by the same manufacturer as the hollow metal doors. Frames will be galvanized base metal and prime painted prior to shipment.

8.1.5.2 Glazing for Doors and Windows - clear laminated glass, polished both sides, and not less than 1/4" thick.

8.1.6  Louver Specifications
       Ruskin Model L375D (or equal)
       Frame - Galvanized, mill finish, flanged
       Blades - Drainable
       Screens - Bird and insect screens
       Frame and Blade Fasteners - Mechanical Type

                                       18
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 9: FINISHES

9.1    GENERAL

9.1.1  Furnish all labor, materials or equipment necessary for completion of finished work on this project.

9.1.2  Work included is office finishes and painting with work scope following guidelines in contract specifications.

9.2    PAINTING

       The Contractor has included or excluded the following:

9.2.1  Outside surfaces of concrete structures will be left unpainted.

9.2.2  Galvanized and/or factory painted metal enclosures shall not be painted.
       Girts and purlins factory primed only.

9.2.3  All metal work (other than that previously defined) shall receive one coat of primer and one coat of finish paint.

9.2.4  All interior metal work shall receive one coat of primer and one finish coat.

9.2.5  All equipment received in the field, which has one primer coat, shall receive one additional finish coat.

9.2.6  Machinery, which has received one primer coat and one finish coat prior to shipment, shall be touch-up painted only.

9.2.7  Exposed concrete block will not be painted.

9.3    OFFICE FINISHES

9.3.1    Office finishes included per the following list:
         ROOM                        LOOR        BASE      WALLS    CEILING
         ---------------------------------------------------------------------

         Receiving Control room      VT          4" V       PDW       PDW
         Receiving Restroom          VT          4" V       PDW       PDW

         KEY:
         VT = VINYL TILE                       PCB - CONCRETE BLOCK, PAINTED
         C = CONCRETE                          PDW - PAINTED DRYWALL
         AC = ACOUSTIC CEILING                 OSB - ORIENTED STRAND BOARD
         E = EXPOSED TO STRUCTURE

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 10: SPECIALTIES

10.1   Provide guard posts at each truck entrance doorway. Posts will be 8"
       diameter concrete filled steel pipe, embedded in concrete.

10.2   Furnish toilet accessories in the restrooms including:
       Soap Dispenser
       Toilet Paper Holder
       Paper Towel Dispenser
       Mirror
       The above accessories will be commercial quality stainless steel.

                                       20
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 11: EQUIPMENT SPECIFICATIONS

11.1   GENERAL EQUIPMENT SPECIFICATIONS

11.1.1 Drives and Motors.
          A.   Motors will be Reliance, premium efficiency.
          B.   Drives will be Dodge, SEW or Falk unless noted. All leg drives will be SEW Class II service. All conveyor drives are Class II service. Specialty drives for items such as distributors,
               airlocks, two-ways, etc. will be the manufacturer's standard.

11.1.2 Screw Conveyors and Screw Feeders
          A.   Screws are by Conveyors Inc., factory assembled and disassembled only as required for shipment.
          B.   Screw feeder flighting will be right hand mounted with variable pitch in inlet areas.
          C.   Screw feeders will have flared trough at inlet with closed end shroud and standard cover on u-trough section.
          D.   Discharges will be factory mounted flush end type unless noted.
          E.   One trough end with ball bearing and stub shaft, opposite end arranged for screw conveyor drive.
          F.   All conveyors and feeders will have 10 GA (minimum) trough.
               Conveyors handling whole grain will have 7 GA. (minimum) troughs.
          G.   A manual slide plate service gate will be provided on single screw-feeder inlets, one gate plate is provided for each screw feeder size.
          H.   Based on sectional design, flighting will have the following thickness:
               1.   Whole Grain Conveyors - 3/8"
               2.   Fines Conveyor 3/l6"

11.1.3 Bucket Elevators
          A.   Bucket elevators to be manufactured by Intersystems.
          B.   Bucket elevators head sections to be fabricated of HR steel.
          C.   Head pulleys to be lagged with Holtz or craft lagging.
          D.   All head wear points to be lined with 1/4" ceramic.
          E.   Casing to be HR steel continuous welded steel.
          F.   Leg boots to be HR steel and have gravity take-ups. (two
               receiving legs)
          G.   Bucket elevators to have service platforms.
          H.   Bucket elevator tower to have hoist beam to service drives.
          I.   Legs to have motion detectors.
          J.   All leg drives will not require backstops.
          K.   Leg casing explosion vents will be supplied on all legs.

11.1.4 Spouting
          A.   All spouting and transitions handling whole grains shall be square with removable covers and lined. All spouting, whether square or round will incorporate bolted, removable elbows. All round spouting will be provided with adequate numbers of bolted flanges to allow for rotation for wear.
          B.   Spouting sizes will be:
               6,000 BPH 10" x 10" square or 16" diameter
               20,000 BPH 18" x 18" square or 24" diameter
               40,000 BPH 26" x 26" square or 30" diameter
               60,000 BPH 32" x 32" square
          C.   Spouting and Transitions - Shall be 10 gauge minimum with bottom and 2/3 of side lined. Spouting to have bolted removable top.
          D.   Lining for spouting will be replaceable 1/4" Argonics Krytane urethane #80A with expanded metal backing.

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

          E.   Spouting Flanges to be 1 1/2" x 1/4" angle (minimum) flanges
               (hot-rolled steel).
          F.   Transitions to be same as sidewall plates with outside dimensions to match flanges.
          G.   All transitions and spouting shall be attached to flanges by continuous welded connections.
          H.   All spouting flange connections shall be caulked with an approved
               Silicon caulking, and must be dust tight.
          I.   All openings left for future connections shall be capped dust tight and weather tight.
          J.   Spouting shall be installed straight and true. All spouting for handling grain shall be minimum slope of 37 degrees (unless noted).
          K.   Deadheads at high impact points will be self-cleaning.

11.1.5 Gates and Valves
          A.   Basket Valve Specifications: 12" square and smaller to be 10 GA minimum, 14" square and larger to be 7 GA minimum. All baskets to be lined. Valves handling grain to have inlet and outlets lined.
               1.   Electric Valves - Motor operated with 1/2 HP gearhead motor and 3 ft/lb electric brake, 230/460/60/3, two (2) travel
                    limit switches, sprockets, chain, OSHA type chain guard,
                    motor base.
               2.   Air Operated Valves - Complete with four-way double solenoid control valve, with speed control, two (2) S.P.D.T.
                    switches, 110/60/1, all mounted and plumbed.
          B.   Gates General Specifications:
               1.   All gates shall be heavy-duty, steel-framed units,
                    fabricated from angle or channel members and of dust- tight construction.
               2.   All gates shall be top and bottom covered. All units shall be supplied with wiper to minimize carry-over on the open
                    slide.
               3.   All gates shall have rollers under the slide plate. Units
                    wider than 24" shall be supplied with double rack and pinion operators.
               4.   All position or end-of-travel limit switches shall be
                    externally mounted and provided for both open and closed
                    positions, unless noted otherwise.
               5.   All hydraulic cylinder operators shall be adequately sized to operate speeds under loaded conditions.
               6.   All slide plates to be the following minimum thickness
                    unless noted otherwise.
               7.   3/16" min. thickness for 18" Sq. or smaller
               8.   1/4" min. thickness for over 18" Sq.
          C.   Top Silo Distribution Spouting: Incorporates "in-line" gate valves.

                                       22
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 12: MACHINERY

12.1   MACHINERY AND EQUIPMENT LISTING
       The contractor shall furnish and install all equipment, labor and materials required to complete the project as shown on the drawings and/or specified in the following machinery and equipment list:

Item #CE1130: Manlift
          Schumacher model 591C two man, 5001b capacity Personnel Elevator with the following features:
          Electrical Classification: NEMA 4, TENV motor, water-dust tight.
          460V/3ph/60hz.
          Landings (ground level, bin deck level)
          8 lb. Tee rail for car and counterweight.
          Power unit with 3 HP motor, gear reducer and brake. Three phase, 60 hertz, 240-480 volt. 22" diameter traction sheave and down speed governor. All mounted on rugged steel frame. Includes governor bi-directional limit switch and motor disconnect switch.
          Solid steel car, escape hatch and expanded metal bi-fold door.
          Instantaneous car safeties. Aluminum guide shoes with UHMW polyethylene inserts for car counterweight. Constant pressure push button car control with up/down, emergency stop, alarm and car light switches. Limit switches for escape hatch, car door and brake arm. Car fully pre-wired to outlet box under car. Type ETT electric travel cable with fastener.
          Hoisting cables 1/2", 8 x 19. Governor cables 3/8", 7 x 19, with weighted take-up device. Steel, rail mounting brackets for car and counterweight. Swing type hollow metal doors with electro-mechanical door interlocks. Up/down call stations for each landing. NEMA 4 pre-wired control panel includes fused disconnect, control circuit transformer and relay, reverse phase relay, anti-welding relay, reversing starter, variable frequency drive and alarm control.
          Terminal and final limit switches, pit switch and door limit switch for each landing.
          All equipment required by the state of Iowa and by Part XV, ANSI
          171-1987, "Special Purpose Personnel Elevators"

Item #CD1141: 50,000 BPH Rail Receiving Pit Drag Conveyor
          Manufacturer: Divine of Cedar Rapids, Iowa Model 46" super-DivinaFlow
          Head / Tail - Std.: Take-up Discharge Head ...... Fixed Contour Tail
          Inclined: Horizontal
          Trough: 3/8" AR 400 Steel bolted bottom, with 1/4" AR lined sides with special diverted flow inlets per Todd & Sargent drawing
          Lid - Type & Ga.: 12 ga. HR Steel - Hip ..... Gasketted weather and dust-tight
          Capacity: 50,000 BPH
          Materials: Corn @ 45 PCF
          Chain / Speed: 136
          Flighting / Spacing: ( Std. Spaced )....Shop Bolted To Chain
          Driven Head Shaft:
          Relief Lid (a), Discharge: Yes ..... HG limit switch
          Inspect. Dr. @ Inlet: No
          Slack Chain Detect. No, owner prefers motion switch on tail pulley.
          (by others)
          Inlet - Size & Style: Yes
          Intermediate Inlet(s): Four (4)
          Inlet(s) Shrouded: Yes - per T&S Drawing E408-15
          Inlet Slide Gate(s): No
          Inlet Mating Flange(s): Yes ..... (1) - Required, angle iron
          Discharge : Yes ..... (1) - Standard
          Intermediate Disch(s): Yes......(1) - Electric HG R&P lntermediate
          Gate Head Discharge Gate(s): Yes ..(1) Electric HG Head Discharge Gate
          Limit(s): NA
          Disch. Mating Flg(s): Yes ..... (2) - Required, angle iron
          Paint: Exterior steel surfaces are Phosphatized, primed with rust inhibiting primer and painted rust inhibiting ray enamel.

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

          Options: Drill & tap for motion switch ..... provided - By Others
          Drive - Mfg. &. Class: Falk ..... Class II
          Model / Speed: Falk 2110FZ
          Motor- Mfg.: RELIANCE - XE ...... 1800 rpm ..... 3/60/460 volt
          (premium efficiency)
          HP/RPM: 50hp....XP.....213T frame

Item #E-1100: Truck Receiving Pit #1

Item #L-1120: Truck Receiving Pit #2

Item #E-1140: Rail Receiving Pit

Item #CD-1101 : Receiving Pit #1 Drag Conveyor #1: 25,000 BPH
         30" x 26" TRAMCO Model "G" Chain Conveyor @ 54' long OAL.
         CONSTRUCTION:
                  Width: 30 in. (762 mm)                               Height: 26 in. (660 min)
                  Hip Roof #12 Ga. (2.5 mm) Mild Steel
                  Side Panel: #10 Ga. (3 mm) Mild Steel                Side Liner: 1/4" (6 mm) Com. Grd.
                                                                       A. R.
                  Bottom Plate: 3/8" (10 mm) Com. Grd. A. R.
         MATERIAL:                                            CONFIGURATION:
                  Product: Corn, Shelled                               48'-0" Horizontal, Overall Length
                  Capacity: 25000 bu/hr, (31113 cuft/hs)
                  Density: 45-50 lbs/cuft(56-62 lbs/bu)
         TECHNICAL INFORMATION:
                  Chain Speed: 145 FPM (0.74 m/sec)
                  Head Shaft Speed: 27.39 RPM
                  Chain Pull Required: 5,769 lbf (26 kN)               Chain Pull Applied: 15,000 lbf (67 kN)
                  Head Shaft Diameter: 4 15/16 in.            HeadBearing Diameter: 4 15/16 in.,
                  Tail Shaft Diameter: 3 15/16 in.                     Tail Bearing Diameter: 3 15/16 in.
                  Shaft Horsepower: 25.3 HP(18.90kW)          Recommended Motor Horsepower: 40.0
                  HP(30 kW)
                  Conveyor Head Sprocket Size: 10.5 Teeth     Conveyor Tail Sprocket Size: 10.5
                                                                       Teeth
         CONVEYOR COMPONENTS CONSISTING OF:
                  1        "G" Style, Split, Short Head Section with Rex ZT 4 15/16 in. Take-up Bearings, w/
                           relief door and limit switch
                  1        Complete Assembly RINO Packing Gland Shaft Seal
                  1        "G" Style, Split Tail Section, with Dodge Type E 4-bolt 3 15/16 in. Pillow Block
                           Bearings
                  1        Single Take-up Section
                  5        Intermediate sections, 10'-0' long
                  1        Short Intermediate. Sect.4'-0" long
                  1        Strand(s) of WHX132 , assembled with attachments on 12.1"(307 mm) Spacing and Flight
                           1/2"(13 mm) UHMW
                  1        Bypass Inlet: 45"W X 348"L(1143mm X 8839mm)
                  1        Feed-Thru Inlet: 20"W X 24"L(508mm X 610mm)
                  1        Intm Gate,  Motor Actuated,  Rack and Pinion Discharge Gate,
                           with 2 HP Motor and Gearbox 4 Matching  flanges for the inlets and the discharges 1 Drill and tap the tail shaft on both ends with 1/2" - 13 for motion sensor (which is to be furnished by others).
                  1        Slack Chain Devise
         SHAFT MOUNT DRIVE, Item 1:

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

                  1        40 H. P., 230/460 Volt, 1750 RPM, 3 phase, 60 cycle, TEFC, Premium Efficiency Reliance
                           Motor
                  1        40 H. P., 27.39 RPM output speed, Class II service, Shaft Mount Type Reducer, Dodge
                           TA8407H40, with torque arm, and motor mount.
                  1        Lot of required "C" type V-belts and sheaves with bushings
                  1        Expanded Metal Guard

Item #CD-1121: Receiving Pit #2 Drag Conveyor #2 -- 25,000 BPH
         30" x 26" TRAMCO Model "G" Chain Conveyor @ 54' C-C
         CONSTRUCTION:
                  Width: 30 in. (762 mm)                               Height: 26 in. (660 mm)
                  Hip Roof #12 Ga. (2.5 mm) Mild Steel
                  Side Panel: #10 Ga. (3 mm) Mild Steel                Side Liner: 1/4" (6 mm) Com. Grd, A.R.
                  Bottom Plate: 3/8" (10 mm) Com. Grd. A. R.
         MATERIAL:                                            CONFIGURATION:
                  Product: Corn, Shelled                               48'-0" Horizontal, Overall Length
                  Capacity: 25000 bu/hr, (31113 cuft/hr)
                  Density: 45-50 lbs/cuft(56-62 lbs/bu)
         TECHNICAL INFORMATION:
                  Chain Speed: 145 FPM (0.74 m/sec)
                  Head Shaft Speed: 27.39 RPM
                  Chain Pull Required: 5,769 lbf (26 kN)               Chain Pull Applied: 15,000 lbf (67 kN)
                  Head Shaft Diameter: 4 15/16 in.            Head Bearing Diameter: 4 15/16 in.
                  Tail Shaft Diameter: 3 15/16 in.                     Tail Bearing Diameter: 3 15/16 in.
                  Shaft Horsepower: 25.3 HP(18.90kW)          Recommended Motor Horsepower: 40.0
                                                                       HP(30 kW)
                  Conveyor Head Sprocket Size: 10.5 Teeth     Conveyor Tail Sprocket Size: 10.5
                                                                       Teeth
         CONVEYOR COMPONENTS CONSISTING OF:
                  1        "G" Style, Split, Short Head Section with Rex ZT 4 15/16 in. Take-up Bearings , w/
                           relief door and limit switch
                  1         Complete Assembly RENO Packing Gland Shaft Seal
                  1        "G" Style, Split Tail Section, with Dodge Type E 4-bolt 3 15/16 in. Pillow Block
                           Bearings
                  1        Single Take-up Section
                  5        Intermediate sections, 10'-0' long
                  1        Short Intermediate. Sect.4'-0" long
                  1        Strand(s) of WHX132 , assembled with attachments on 12.1"(307 mm) Spacing and Flight
                           1/2"(13 mm) UIIMW
                  1        Bypass Inlet: 45"W X 348"L(1143mm X 8839mm)
                  1        Feed-Thru Inlet: 20"W X 24"L(508mm X 610mm)
                  1        Intm Gate,  Motor Actuated,  Rack and Pinion Discharge Gate,
                           with 2 HP Motor and Gearbox
                  4        Matching flanges for the inlets and the discharges
                  1        Drill and tap the tail shaft on both ends with 1/2" - 13 for motion sensor (which is to be furnished by others).
                  1        Slack Chain Devise
         SHAFT MOUNT DRIVE, Item 1:
                  1        40 H. P., 230/460 Volt, 1750 RPM, 3 phase, 60 cycle, TEFC, Premium Efficiency Reliance
                           Motor
                  1        40 H. P., 27.39 RPM output speed, Class II service, Shaft Mount Type Reducer, Dodge
                           TA8407II40, with torque arm, and motor mount.
                  1        Lot of required "C" type V-belts and sheaves with bushings
                  1        Expanded Metal Guard

                                       25
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

Item #CB-1103: Receiving Transfer Belt - 25,000 BPH, Hi-Roller Model 42
         One  Model 42  (25,000  BPH)  HiRoller  enclosed  belt  conveyor,  self cleaning and reloading 90'-0" centerline inlet to centerline discharge, gradual incline to 7.5 degree (6' to rise) Includes:
          o    Head section with 14" diameter Holz SOF slide lagged head pulley bushing mounted.
          o    18" take up sliding box tail section with reloading spiral winged tail pulley bushing mounted.
          o    Dodge Imperial head and tail roller bearings.
          o    3 15/16" diameter headshaft and 3 7/16" diameter tailshaft
          o    66'-0" of 3-piece removable bottom trunking with 1/4" antistatic
               UHMW return liner.
          o    5'-0" covers with quick release fasteners
          o    3/16" standard idlers with 1 1/4" diameter idler shafts and bearings.
          o    FORP rubber conveyor belting
          o    Flexco 140EE splice kit o (2) inspection doors in head and tail trunking.
          o    (2) skirted inlets, flat top with matching frame (lined)
          o    (1) dust pick-up flange opening
          o    (1) Lo profile adapter
          o    (6) 1 1/2 degree upbend flanges
          o    Motor mount
          o    Industrial prime paint with grey enamel top coat
          Options:
          o    25 HP XP motor, 440/220 volt, 60 Hertz, 3 Phase
          o    Dodge TA4207H09 Class II reducer with Goodyear Eagle Drive

Item #CB-1143: Rail Receiving Transfer Belt -- 25,000 I3P1-11
         One  Model 42  (25,000  BPH)  HiRoller  enclosed  belt  conveyor,  self cleaning and reloading 90'-0" centerline inlet to centerline discharge, gradual  incline to 7.5 degree (6' to rise)  Includes:
          o    Head section with 14" diameter Holz SOF slide lagged head pulley bushing mounted.
          o    I 8" take up sliding box tail section with reloading spiral winged tail pulley bushing mounted.
          o    Dodge Imperial head and tail roller bearings.
          o    3 15/16" diameter headshaft and 3 7/16" diameter tailshaft
          o    66'-0" of 3-piece removable bottom trunking with 1/4" antistatic
               UHMW return liner.
          o    5'-0" covers with quick release fasteners
          o    3/16" standard idlers with 11/4" diameter idler shafts and bearings.
          o    FORP rubber conveyor belting
          o    Flexco 140EE splice kit
          o    (2) inspection doors in head and tail trunking.
          o    (2) skirted inlets, flat top with matching frame (lined)
          o    (1) dust pick-up flange opening
          o    (1) Lo profile adapter
          o    (6) 1 1/2 degree upbend flanges
          o    Motor mount
          o    Industrial prime paint with grey enamel top coat
          Options:
          o    25 HP XP motor, 440/220 volt, 60 Hertz, 3 Phase
          o    Dodge TA4207H09 Class II reducer with Goodyear Eagle Drive

Item #CE-1104:  Receiving Leg #1, 25,000 BPH as manufactured by Intersystems

Leg                   GE4844 (25000)      Bucket size        18 x 8 (2 rows)     Motor Hp           100
Model
Capacity  BPH         25005 at 75% fill   Bucket spacing     9.5"                Type               weight in
                                                                                                    lbs
Discharge ht          192'- 0"            Bucket brand       Maxilift Tiger                         /cu ft, / bu
                                                                                 --------------------------------

                                       26
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

                                                             (Polyethylene)
                                                                                 ------------------ ------------------
Head shaft diameter   6.5"                Belt               Rubber (SOF)(SOR)   Corn               45, 56
                                                                                 ------------------ ------------------
Boot shaft diameter   2.9375"             Belt model         3-600
                                                                                 ------------------ ------------------
Lagged pulley dia.    49"                 Belt width         39.5"
                                                                                 ------------------ ------------------
Head pulley rpm       45/31               Head gauge         7
                                                                                 ------------------ ------------------
Belt speed in fpm     581.2               Boot gauge         0.25"
                                                                                 ------------------ ------------------
Leg Casing Width      44"                 Casing Depth       13.125"
                                                                                 ------------------ ------------------

Head section includes: Holz SOF Slide lagged head pulley, double row roller bearing on head shaft, bearing jack bolts, throat to trunk angle bracing, hinged and gasketed inspection panels, hood relief panels, 12 ga hood, and 10 ga AR lining in wear areas.
Boot Section includes: hinged and gasketed inspection panels, inlet hopper, pillow block bearing with external seal, quick release clean out panels, and gravity take-ups. Legging includes: continuous seam welding with fixture welded double trunk sections,
2 x 2 x 1/4 angle flange, and inspection section with hinged and gasketed inspection panels. Trunking gauges are as upper 200 ft 10 ga, remainder 10 ga reinforced. Includes: Equip. Mfr's Council Safety Labels.

Item                                                                    Quality
-----------------------------------------------------------------------------------
Elevator system including the following accessories:
Shaft turned down from 6.5 to 6 Thru the Reducer.                            1
Head lining (Urethane 1/4) Replacing 10 Ga AR                                1
Extra Inlet Hopper                                                           1
Drill and Tap Both Ends of Tail Shaft for Motion Sensor                      1
10 ga Trunking
Shovel Pocket                                                                1
Leg Pressure Relief Vent (1 Set Required Every 20 Ft.)                       9
1/4" Ceramic Tile in Head Section                                            1
1/4" Ceramic Liner in Boot                                                   2
Hopper
Inlet Companion                                                              2
Flange Discharge Mating Flange                                               1
Holz Slide Lagged Head Pulley (SOF)                                          1
Spiral Wing Boot                                                             1
Pulley
Drive: SEW Class 2                                                           1
Backstop: Non Required                                                       1
Motor: Reliance XE 200 HP, TEFC 230/460V 60 Hz, 1750 RPM                     1

Item #CE-1144: Receiving Leg #2, 25,000 BPH as manufactured by Intersystems

Leg                   GE4844 (25000)     Bucket size         18 x 8 (2 rows)     Motor Hp           100
model
Capacity  BPH         25005 at 75% fill  Bucket spacing      9.5"                Type               Weight in
                                                                                                    lbs
Discharge ht          192'- 0"           Bucket brand        Maxilift Tiger                         /cu ft, / bu
                                                             (Polyethylene)
                                                                                 ------------------ ------------------
Head shaft diameter   6.5"               Belt                Rubber (SOF)(SOR)   Corn               45, 56
                                                                                 ------------------ ------------------
Boot shaft diameter   2.9375"            Belt model          3-600
                                                                                 ------------------ ------------------

                                       27
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

Lagged pulley dia.    49"                Belt width          39.5"
                                                                                 ------------------ ------------------
Head pulley rpm       45.31              Head gauge          7
                                                                                 ------------------ ------------------
Belt speed in fpm     581.2              Boot gauge          0.25"
                                                                                 ------------------ ------------------
Leg Casing Width      44"                Casing Depth        13.125"
                                                                                 ------------------ ------------------
Head section includes: Holz SOF Slide lagged head pulley, double row roller bearing on head shaft, bearing jack bolts, throat to trunk angle bracing, hinged and gasketed inspection panels, hood relief panels, 12 ga hood, and 10 ga AR lignin in wear areas.
Boot Section includes: hinged and gasketed inspection panels, inlet hopper, pillow block bearing with external seal, quick release clean out panels, and gravity take-ups. Legging includes: continuous seam welding with fixture welded double trunk sections,
2 x 2 x 1/4 angle flange, and inspection section with hinged and gasketed inspection panels. Trunking gauges are as upper 200 ft 10 ga, remainder 10 ga reinforced. Includes: Equip. Mfr's Council Safety Labels.

Item                                                                               Quality
------------------------------------------------------------------------------------------
Elevator system including the following accessories:
Shaft turned down from 6.5 to 6 Thru the Reducer.                                     1
Head lining (Urethane 1/4) Replacing 10 Ga AR                                         1
Extra Inlet Hopper                                                                    1
Drill and Tap Both Ends of Tail Shaft for Motion Sensor                               1
10 ga Trunking
Shovel Pocket                                                                         1
Leg Pressure Relief Vent (1 Set Required Every 20 Ft.)                                9
1/4" Ceramic Tile in Head Section                                                     1
1/4" Ceramic Liner in Boot                                                            2
Hopper
lnlet Companion                                                                       2
Flange
Discharge Mating Flange                                                               1
Holz Slide Lagged Head Pulley (SOF)                                                   1
Spiral Wing Boot                                                                      1
Pulley
Drive:   SEW Class 2                                                                  1
         Backstop: Non Required                                                       1
         Motor:   Reliance XE 200 HP, TEFC 230/460V 60 Hz, 1750 RPM                   1

Item #CS-1132:  Receiving Dust Fines Transfer Screw
         40"  diameter to 9" auger  transition  with a slave drive and a 15' OAL screw conveyor.

Item #DV-1215:  Receiving Dust Fines 2-Way Valve

Item #RV-1133:  Receiving Dust Filter Airlock
         Mac Model WG-16 fabricated  rotary airlock with 5.68 CFR  displacement, carbon steel fabricated non-machine housing, 6 vane neoprene blend flex tips,  sandwiched  rotor  construction  with  fabricated  endplates and
         4-bolt flanged bearings. End shafts to be drilled and tapped 1/2" UNC x
         1 - 1/2" for speed switch. Options included are:
         o        Painted customer's color - Schlagel Gray
         o        #6 drive  assembly  including a 2 HP,  TEFC,  230/460  volt, 3 phase, 60 cycle, U.S. Syncrogear reducer, expanded metal drive guard and motor base completely factory assembled. Final drive is to be determined.

Item #1BL-1135: Receiving Dust Filter Cleaning Blower

                                       28
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

Item #E-1134: Receiving Dust Filter, 44,200 CFM (Sized for 51,600 CFM in future)
         MAC Model 144MCF255, top bag removal, self contained, medium pressure, continuous reverse pulse-air cleaning dust collector with the following:
         Housing:
          o    Cylindrical housing constructed of 10 gauge mild steel, fully welded on the exterior and with interior seams to be skip welded.
               Housing is designed for 20" w.g. pressure/vacuum rating.
          o    Walk-in clean air plenum with sloped roof and a sheltered access for top bag removal and the cleaning system through a hinged, gasketed man access door, complete with flanged clean air outlet.
          o    Four lifting lugs at the top of the filter for erection of the unit.
          o    Two (2) explosion relief panels, each of which is a 36" square panel with safety chains and replaceable shear elements to provide a 65/1 ratio.
          o    Bolt on high entry inlet with bag protector baffles.
          o    60 degree hopper with a 40" diameter discharge and transition to match a WG-16 or WG-10 airlock.
          o    20 bolted inspection opening with 8" diameter hinged quick open view port in hopper.
          o    Painted customer's color-- Schlagel grey
          o    Stainless steel
               identification tag
          Mac Filter Ancillary Components:
          o    Structural legs to provide 36" of clearance below airlock
               discharge flange to grade for customer field bolt-up
               installation. Legs are designed for 100 MPH wind loading and seismic zone 2. (UBC exposure C and ground level installation).
          o    Service platform at clean air plenum access door with guard rail and access ladder with safety cage from grade to service platform for customer field bolt-up installation.
         Mac Filter Bag Cleaning  System is  automatic,  self-contained,  medium pressure,  reverse pulse-air bag cleaning system designed to clean each filter bag once during a cleaning  cycle.  The  following  features are included:
          o    Rotating cleaning air distributor and reservoir ensuring that each filter bag is cleaned at the same frequency and with the same amount of air. The close-coupled cleaning air distributor reservoir is driven by a 1 HP, TEXP motor with a direct connected gear drive.
          o    The return of filter exhaust air back into the facility is not recommended. If however, prevailing conditions dictate that return air be routed back into the facility, the buyer is
               cautioned to do so in accordance with prescribed OSHA, EPA, NFPA,
               Federal, State and Local codes and regulations.
          o    255 -- 16 oz. x 4'-6" x 144" singed polyester filter bags with grounding strips, no-tool top bag removal, snap band connection for dust tight attachment to the tube sheet. Total cloth area is
               3,674 sq. feet providing a 9.9/1 air to cloth ratio.
          o    Galvanized 12 vertical wire cages are provided to support each filter bag.
          o    Reverse air cleaning blower completely assembled, comprised of a
               Roots rotary positive displacement blower, with a 5 HP, TEFC motor, drive guard, inlet filter, discharge silencer and relief valve all mounted on a steel base.
          o    This unit produces cleaning pressures of approximately 6-- 8 PSI and is normally mounted outdoors near the base of the filter housing and has a 2" NPT discharge connection. Customer to supply interconnecting piping between blower and top of filter. One 2"
               NPT cleaning air supply and a 1" NPT electrical motor connection are provided on the outside of the clean air plenum for customer connection in the field.
          o    The medium pressure, reverse pulse air cleaning system has a fully pneumatically piloted diaphragm valve. Filter media
               magnehelic pressure gauge kit is provided for customer field mounting to monitor filter performance.
          o    1 1/2" NPT half coupling in hopper for level control.

Item #BF-1136: Receiving Dust System Fan, 1001HP

Item #BF-1136:  Receiving Dusty System Fan, 100 HP
         Twin City Model BISW, size 402, Class 3, Arrangement 1 fan, complete as follows:
         o     Discharge Position: UB

                                       29
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

         o     Rotation: TBA
         o     ACFM: 42,000
         o     S.P. (in WG): 12"
         o     Density: 0.075
         o     Temperature: 70 degrees F
         o     Mild steel construction
         o     Heavy duty bearings
         o     Bolted access door with gasket
         o     1" drain without plug
         o     Drilled and flanged outlet and inlet
         o     Inlet box
         o     Unitary base
         o     Special paint color
         o     Drilled and taped shaft
         o     OSHA shaft and belt guards
         o     Standard shaft seal
         o     Constant speed v-belt drive
         o     XL Premium efficiency, TEFC, 100 HP, 1800 RPM, 460/60/3

Item #GE--1106: Receiving Gate Valve Storage
         Schlagel  20" square 37 degree  2-way  synchronized  R&P  in-line  gate valve. Severe duty R&P valve, ceramic tile and urethane lined.
        (1) TEFC electric R&P valve operations with 2 switches.
         Standard duty: 7ga. M.S. housing with 1 3/16" diameter operating shafts, any transitions are 7 ga.
         Severe Duty: Ceramic tile lining on slides. There is urethane lining on the body sides.,

Item #GE-1108  Gate To Bin #1 Off 25,000  BPH-1 Leg)
         20" square,  45 degree, 2-way synchronized gate valve

Item #CD-1110: Top Fill Conveyors #1 --25,000 BPH at 40' long
30" x 26" TRAMCO Model "G" Chain Conveyor
CONSTRUCTION:
         Width: 30 in. (762 mm)                               Height: 26 in. (660 min)
         Hip Roof: #12 Ga. (2.5 mm) Mild Steel
         Side Panel: #10 Ga. (3 mm) Mild Steel                Side Liner: 1/4" (6 mm) Com. Grd. A. R.
         Bottom Plate: 3/8" (10 mm) Com. Grd, A. R.
MATERIAL.:                                                    CONFIGURATION:
         Product: Corn, Shelled                               40'-0" Horizontal, Centerline of inlet to discharge
         Capacity: 25000 bu/hr, (31113 cuft/hr)
         Density: 45-501bs/cuft(56-62 lbs/bu)
TECHNICAL INFORMATION:
         Chain Speed: 145 FPM (0.74 m/sec)
         Head Shaft Speed: 27.39 RPM
         Chain Pull Required: 5,724 lbf (25 kN)               Chain Pull Applied: 15,000 lbf (67 kN)
         Head Shaft Diameter: 4 15/16 in.            Head Bearing Diameter: 4 15/16 in.
         Tail Shaft Diameter: 3 15/16 in.                     Tail Bearing Diameter: 3 15/16 in.
         Shaft Horsepower: 25.2HP(18.76kW)           Recommended Motor Horsepower: 40.0 HP
                                                              (30 kW)
         Conveyor Head Sprocket Size: 10.5 Teeth     Conveyor Tail Sprocket Size: 10.5 Teeth
CONVEYOR COMPONENTS CONSISTING OF:
         1 "G"  Style,  Split,  Short  Head  Section  with Rex ZT PB 4 15/16 in.
         Take-up Bearings , w/ relief door and limit switch
         1 Complete  Assembly RINO Packing  Gland Shaft Seal 1 "G" Style,
         Split Tail  Section,  with Dodge Type E 3 15/16 in. Pillow Block Bearings

                                       30
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

        1 Single Take-up Section
        4 Intermediate  sections,  10'-0' (3048 Mm) long
        1 Short  Intermediate. Sect.1'-0"(300  mm)  long
        1  Strand(s)  of  WHX132  ,  assembled  with attachments  on  12.1"(307  mm)
        Spacing  and Flight  1/2"(13 mm) UHMW
        1 Feed-Thru  Inlet:  20"W X 24"L(508mm  X 610mm) 7 Pairs of Std.  Support
        Legs: 6 in tall
        2 Matching  flanges for the inlets and the discharges
        1 Drill and tap the tail  shaft on both  ends  with 1/2" - 13 for  motion sensor (which is to be furnished by others).
        1 Slack Chain

 Item #GE1146:  Gate
     28" square inline gate, electric operated

 Item #GE1148:  Gate
     28" square, 45 degree rack and pinion gate valve, electric operated

Item #LSH-1240: Bin #1 High Level Switch, Monitor KA -- by lCM

Item #LSH-1260: Bin #2 High Level Switch, Monitor KA -- by ICM

Item #LSH-1300: Bin #3 Scalper Surge High Level Switch, Monitor KA -- by ICM

Item #LT-1240: Bin #1 Level Transmitter, Siemens LR-400 -- by ICM

Item #LT-1260: Bin #2 Level Transmitter, Siemens LR-400 -- by ICM

Item #LT-1300: Bin #4 Scalper Surge Level Transmitter, Siemens LR-400 by lCM

Item #GM-1203: Bin #1 Sidewall Flow Adjusting Gate, Manual, 20" square

Item #GE-1204: Bin #1 Sidewall Control Gate, 20" square, electric operated

Item #GE-1223: Bin #2 Sidewall Flow Adjusting Gate, Manual, 20" square

Item #GM-1224: Bin #2 Sidewall Control Gate, 20" square, electric operated

Item #BF-1201 & BF-1221: Luft Kanal System
     o    To deliver 1/11 CFM aeration on corn at 17" S.P.
     o    Each 74' diameter x 150' high silo to incorporate one 60 HP centrifugal fan and two 40 HP centrifugal fans. When running the 1/11
          CFM aeration system, all three fans are engaged. When you are running the unloader/cleanout system, only the two 40 HP fans are used.
     o    Roof exhausters - 6 each, 2 HP/bin
     o    Gravity vents 6 each per bin
     o    1 lot ductwork
     o    Two feeder kanals at 10 meters.
     o    Eight rows of kanals at 12 meters per attached layout drawing E422-11.
     o    Hopper slopes to be 37 degree with 45 degree backslopes.
     o    Bushel loss per bin -- approximately 12,300 bushels

Item #LSL-1310: Scalping Surge Low Level Switch #1, Monitor Model KAX -- by ICM

                                       31
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

Item #LSL-1320: Scalping Surge Low Level Switch #2, Monitor Model KAX -- by 1CM

Item #GM-l311: Scalper #1 Maintenance Slide Gate., Manual, 12" square

Item #GM-1321: Scalper #2 Maintenance Slide Gate, Manual, 12" square

Item #GE-1312: Scalper #1 Feed Control Gate, 12" square

Item #GE-1322: Scalper #2 Feed Control Gate, 12" square

Item #DV-1313: Scalper #1 Bypass Diverter Valve, 12" square, manual

Item #DV-1323: Scalper #2 Bypass Diverter Valve, 12" square, manual

Item #R2S-1314 & RS-1324: Scalper #1 & #2
         Mitchell Mill Systems Canada LTD Model 3696 grain scalper(.) With 1/4"
         urethane lined inlet. Screen size is 5/8" square.

Item #CS-1325: Scalper Overs Screw, 9" U-trough

Item #LSI-1330: Grinding Surge Bin High Level Switch, Monitor KAX-- by ICM

Item #LT-1330: Grinding Surge Bin Level Transmitter - by ICM

Item #LSL-1330 A, B, C, D: Grinding Surge Bin Low Level Switch At Hammermill
        #1, #2, #3, #4, Monitor KAX -- by ICM

Item #GA--1331, GA-1341, GA-1351, GA-1361: Air Gates above Hammermills

Item #RV-1332, RV-1342, RV-1352, RV-1362: Hammermill #l, #2, #3, #4 Feeder - by ICM
         Four (4)  Bliss  Rotary  Feeders,  11 row,  10"  diameter  cups,  shaft extension,  motor base and roller chain drive with safety shield; 1.337 cft/Rcv.  combo
         Four (4)  Magnetic  Adapter:  build with rotary  feeder unit,  auto self clean with air cylinder  and  solenoid  valve
         Four (4) Micro  Switch:  to  indicate  magnet  open
         Four (4)  Magnets:  Ceramic stainless steel plate magnet,  Model
         SF-400HD,  heavy duty 2.5" thick x 40" wide
         Four (4) Gearhead  Motor:  for feeder -- 2 HP, 3 PH, 60 Cycle,
         460 volts, 40 rpm

Item #HM-1333,  HM-1343,  HM-1353, HM-1363 : Hammermill #1, #2, #3, #4 (Capacity
1,500 BPH per Hammermills) #6 Screen (By 1CM)
         Four (4) Bliss Eliminator Hammermill Model #ER-4440-TF
                  o        Motor base extension for 1800 RPM 350 HP direct drive
                           motor, NEMA frame no, 449T and flexible coupling with
                           safety shield.
                  o        4800 square inches screen area.
                  o        Top center fold inlet with reversible "Vortex" deflector,
                           manual direction gate.
                  o        2 sets of screens of you choice, 6/64" perforated
                  o        Quick change spring loaded stock absorbent screen
                           carriage.
                  o        Replaceable internal wear plates, mild steel
                  o        4 7/16" extra heavy duty spherical roller bearings
                  o        1 set of hard faced (1) hole hammers, 1/4" thick
                  o        1 set of hardened hammer pins, 1 1/4" diameter
                  o        Automatic safety door lock, manual
                  o        Manual service gate on bottom.
                  Four (4) motors,  350 HP Reliance  XE, 3 PH, 460 volt,  60 Hz,
                  TEFC  enclosure  (By ICM)
                  Four (4) vibration  sensor  switches

                                       32
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

                  Four  (4)  micro  safety  switches  on doors
                  Four (4)  rubber vibration  pads
                  Four (4)  hammermill  maintenance gates (at bottom discharge)
                  by ICM

Item #CS-1366 -- CS-1369: Four (4) Hammermill Reclaim Screw Conveyors -- 1,500 BPH each

Item #CD-1370: Ground Corn/Dust Transfer Conveyor, 6,000 BPH
         Tramco "Bulk-Flo" Chain conveyor
         Configuration: 40' horizontal then 44' incline at 90 degree for 44' rise
         Capacity: 6000 BPH

Item #CB-1390: 6000 BPH Ground Corn Transfer Belt Conveyor (To Process)
         HiRoller Model 22 (6,027 BPH) enclosed belt conveyor, self cleaning and reloading.
         400'-0" centerline inlet to centerline discharge, 0 degree incline.
         Includes:
          o    Head section with 24" diameter 1-Holz SOF slide lagged head pulley bushing mounted.
          o    Standard snubber pulley, shaft and bearings.
          o    48" take-up sliding box tail section with reloading spiral winged tail pulley busing mounted.
          o    Dodge Imperial head and tail bearings.
          o    2 15/16" diameter headshaft and 2 15/16" diameter tail shaft.
          o    400'-0" of 3-piece removable bottom trunking with 1/4" antistatic
               YMHW return liner
          o    5'-0" covers with quick release fasteners
          o    3/16" standard idlers with 1" diameter idler shafts and bearings.
          o    FORP rubber conveyor belting
          o    Flexco 140EE splice kit
          o    (2) inspection doors in head and tail trunking
          o    (1) discharge hopper
          o    (1) skirted inlet, flat top with matching frame (lined)
          o    (1) 90 degree discharge (lined)
          o    Motor Mount
          o    Industrial prime paint with grey enamel top coat.
          o    20 HP TEFC motor, 440/220 Volt, 60 Hertz, 3 Phase
          o    Dodge TZ5215H25 Class II reducer with Goodyear Eagle drive

Item #RV-1406, RV-1416, RV-1426, IdV-1436: Grinding Dust Filter Airlocks
         MAC Model WG-16 Fabricated  Rotary Airlock with 5.68 CFR  displacement, carbon steel fabricated non-machine housing, 6 vane neoprene blend flex tips,  sandwiched  rotor  construction  with  fabricated  endplates and
         4-bolt flanged bearings. End shafts to be drilled and tapped 1/2" UNC x
         1-1 /2" for speed switch (by others). Options included are:
         o    Painted customer's color -- Schlagel Gray
         o    Slave drive auger
         o    Extended tail shaft
         o    #59 drive  assembly  including a 3 HP, TEFC,  230/460  volt, 3 phase,  60 cycle,  Dodge right angle  reducer,  expanded metal drive guard and motor base completely factory assembled. Final drive is to be determined.

Item #CS-1405,  CS-1415,  CS-1425,  CS-1435:  Grinding  Dust Fines  Transfer
         Screws
         40" diameter to 9" auger  transition with a slave drive and a 5'
         OAL screw conveyor.

Item #E-1401, E-1411, E-1421, E-1431: Four (4) each: Grinding Dust Filters
         MAC Model 96RT80,  Style III. This top load filter is complete with 983 square  feet of cloth  providing  an  air-to-cloth  ration  of  7.12/1.
         Features  include a clean air plenum with a mounting flange at the tube sheet and a flanged air outlet.

                                       33
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

         This filter is complete with internal air piping compressed air header, mineral reinforced nylon combination  venture nozzle and bag cup; 80 --
         96" long mild steel bag cages and 16 oz.  singed  polyester  bags,  and solenoid valves mounted and pre- wired in a NEMA 4 enclosure mounted on the compressed air header.
         Style lI  includes  all the above  components  plus a 12 gauge  housing flanged to the clean air  plenum  and a mounting  flange at the base of the  bag  housing,  hinged  top  door  assemblies,  and a  differential pressure gauge kit.
         Style II includes  all  components  plus 60 degree  carbon steel hopper flanged to housing and flanged to mate a MD75  airlock.  Also  included are:
         o        Filter stressed for 17" WC
         o        4x4 grate, C.S.
         o        High entry inlet section with internal bag protector baffle.
         o        1 1/2" NPT coupling in hopper for level control (by others).
         o        8" diameter bolted inspection opening in cone, C.S.
         o        Guardrail around top perimeter with ladder and safety cage, C.S.
         o        Painted MAC white.

Item #CD-8101: DDGS Elevating Conveyor (After Drum Cooler) -- 50 TPH -- by ICM

Item #DV-8102: Two-Way Gate, 12", manual

Item #WS-8103: DOGS Impact Scale, Siemens Model E300 Flow Meter-- by ICM
         Milltronics SF500  integrator,  304 stainless steel heavy gauge sensing plate, mild steel enclosure, 16" mild steel flow guide.

Item #CD-8104: 50 TPH DDCS Transfer Drag Conveyor (To Silos) - by ICM

Item #CD8106 & CD-8116: 50 TPH DDGS Flat Storage Fill Conveyor - by ICM

Item #CE-8122: 50 TPH DDGS Storage Bucket Elevator
         50 TPH, Model 20106 @, 126'-0" d.h.
         Model: 20106
         Cups A Centers: 10" x 6" @ 8.0" C.C.
         Discharge Height: 130'-0"
         Capacity: 2500 BPH/3125 CFH
         RPM: 68
         Belt Speed: 363 FPM
         Cup Fill: Water level + 10%
         Material: DDG @ 32#/cu ft, 45 PCF for HP
         Head: 10 ga. bottom half, 12 ga. top half, 7 ga. AR steel liner.
         Complete with jib boom.
         Boot: 10 ga. construction includes one boot inlet for bolting on either up or down side. Boot take-up is 12" and is screw type with outboard mounted flange bearings. The boot shaft is drilled and tapped both ends for 1/2" - 13 bolt and has snap rings.
         Double Trunking: 12 ga.. construction, continuously welded. Size 10" x
         15" inside
         Head Pulley: 20" diameter, 13" wide, 2.4375" shaft with Craft #501 replaceable lagging.
         Boot Pulley: 20" diameter, 13" wide, 1.9375" shaft, spiral winged
         Cups (1 row): Plastic, Maxi-Lift, Style CC-HD, low profile, vented with
         Pattern #3
         Belt: Goodyear Pathfinder Supreme (rubber) PF220 x 11" wide with 6 cup lap splice.
         Paint: Exterior steel surfaces are phosphatized, primed with rust inhibiting primer and painted rust inhibiting gray enamel.
         Style "B" 3116" AR head lining
         Style "B" boot inlet  lining (AR bottom only)
         Options: Galvanized service platform;  explosion relief panels per NFPA
         Field mounted 15 HP drive with belts,  sheaves,  and belt guard.
         Dodge TA5215H25  torque arm 11 drive  (Class III V-belt)

                                       34
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

         Reliance 15 HP TEFC motor, 1800 RPM 230/460 V, 3 Ph, 60 Hz (premium efficiency)

Item #CD-8131: 50 THP Top Fill Drag, Bins #4 & #5, Tramco Model

Item #LSH-8130: Bin #4 High Level Switch, Monitor Model KA

Item #LSH-8140: Bin #5 High Level Switch, Monitor Model KA

Item #LT-8130: Bin #4 Level Transmitter, Siemens DR400

Item #LT-8140: Bin #5 Level Transmitter, Siemens DR400

Item #CS-8133:  DDGS Bin #4 Laidig  Unloader,  235  TPH/each
         One (1) Laidig Model #698, 55' diameter bottom reclaimer Featuring:
         Reclaim auger assembly:
                  Auger of a tapered design
                  Shield assembly with bearing mount
                  Easy  service  reclaim  auger  grease  system.
         Reclaim  auger advance system:
                  Cast iron track  assembly  with anchor  bolts
                  Sweep  advance, driven with an 8 tooth  sprocket
                  Drive shaft  assembly
                  Track advance  motion  sensor
                  SM  Cyclo  (planetary  gear)  gearbox
                  Hydraulic motor direct coupled to SM Cyclo
         Center Hopper Assembly:
                  With inspection hatch
                  Hinged maintenance door
                  Hydraulic  rotary  union,  with torque arm
                  Double  split-apart right angle gearboxes Dome with hydraulic closure
                  Final drive parallel  shaft  gearbox
                  Emergency  stop  switch
                  Horizontal flanged opening
         Hydraulic power pack assembly for advance system heater
                  Hydraulic pump
                  One  direction  solenoid
                  Oil  pressure  gauge
                  Ten gallon oil reservoir (including food grade oil)
                  One set hydraulic hoses
         One  TEFC  electric  motors,  480V-60  Hertz
                  125 HP,  reclaim auger motor
                  1 1/2" HP, advance systems motor
         Local operator station, Nema 12
                  Includes  ammeter,  hour meter and control  switches
         System to handle DDGS
         Material specifications:
                  Less than % moisture content
                  35-37 PCF bulk density
                  Particle  size  to  meet   commercial   meal  screen  analysis
                  Temperature not to exceed 10 degrees F over ambient
         Silo must be center  filled for proper  operation of the  reclaimer and silo
         Silo roof vents

                                       35
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

         Access openings per Laidig specifications:

                    Service access openings must be placed around the
                    circumference of the silo directly (2" to 4" maximum) above the elevated slab. These openings are to be equally spaced on 8' (or less) centers and must have covers removable from the outside of the silo. One opening needs to be hinged and a minimum 5' wide by 3' high (with a service landing
                    underneath it and ladder to the ground) and the remainder at least 30" square. The access doors should be flush with the inner wall of the silo to prevent material build up. The
                    attaching bolts for the door covers must protrude outwards with nuts on the outside of the silo.

Item #GE-8135: DDGS Bin #4 Unloader gate

Item #CD-8124: DDGS Silo Unload Conveyor under Bin #4 (400 TPII)
         Manufacturer: Tramco Model/Size & Length:     Model 30" x 26", Model G
         Head / Tail - Std.: Take-up Discharge Head ..... Fixed Contour Tail
         Inclined: 5 degree incline
         Trough: 3/8" AR bottom plate.
         3/16" side panels
         Lid - Type &. Ga. : 12 ga. HR Steel - Hip .... Gasketted weather and dust-tight
         Capacity: 400 TPH/25,000 CFH
         Materials: DDGS 32#/CFT
         Chain / Speed: WHxl32 at 120 FPM
         Flighting / Spacing: ( Std. Spaced )..... Shop Bolted To Chain
         Driven Head Shaft: 2- 7/16" Dia
         Relief Lid @ Discharge: Yes .... hinged end flap relief ... with NEMA 12 limit switch
         Inspect. Dr. @ Inlet: No
         Slack Chain Detect. Yes .... Detector tail option with heavy springs & HG switch
         Inlet - Size & Style: Yes ...... (1) - Direct, Std. ..... With plain top
         Intermediate Inlet(s): No
         Inlet(s) Shrouded:         No
         Inlet Slide Gate(s):       No
         Inlet Mating Flange(s): Yes .... (1) - Required, angle iron
         Discharge : Yes ..... (1) - Standard
         Intermediate Disch(s):  No
         Discharge Gate(s):         No
         Type:             NA
         Limit(s):         NA
         Disch.  Mating Flg(s):  Yes ...... (1) - Required,  angle iron
         Options: Drill & tap for motion switch ..... provided - By Others
         Todd & Sargent to Provide for Field Mounting:
         Drive Mfg. & Class: DODGC  .... Class III
         Model / Speed: TA7315H40 x 2 7/16" 53.2 rpm final
         Motor- Mfg..: RELIANCE - premium efficiency ..... 1800 rpm .... 3/60/460 volt
         HP / RPM:  40 hp .....TEFC ..... 213T frame

Item #CD-8123: DDCS Silo Unload Conveyor (200 TPH) under Bin #5 (Future)

Item #RV-8167: Loadout Dust Filter Airlock
         Mac Model WG-l2 fabricated  rotary airlock with 2.58 CFR  displacement, carbon steel fabricated non-machine housing, 6 vane neoprene blend flex tips,  sandwiched  rotor  construction  with  fabricated  endplates and
         4-bolt flanged bearings. End shafts to be drilled and tapped 1/2" UNC x
         1 .......1/2" for speed switch.
         Options included are:
         o    Painted customer's color --- Schlagel Gray

                                       36
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

          o    #56 drive assembly including a 1 HP, "TEFC, 230/460 volt, 3 phase, 60 cycle, U.S. Syncrogear reducer, expanded metal drive guard and motor base completely factory assembled. Final drive is to be determined.

Item #E-8164: Loadout Dust Filter
         MAC Model 96MCF112, top bag removal, self contained, medium pressure, continuous reverse pulse-air cleaning dust collector with the following:
         Housing:
          o    Cylindrical housing constructed of 10 gauge mild steel, fully welded on the exterior and with interior seams to be skip welded.
               Housing is designed for 20" w.g. pressure/vacuum rating.
          o    Walk-in clean air plenum with sloped roof and a sheltered access for top bag removal and the cleaning system through a hinged, gasketed man access door, complete with flanged clean air outlet.
          o    Four lifting lugs at the top of the filter for erection of the unit.
          o    One (1) explosion relief panel, each of which is a 36" square panel with safety chains and replaceable shear elements to provide a 65/1 ratio.
          o    High entry inlet with bag protector baffles.
          o    60 degree hopper with a 40" diameter discharge and transition to match a WG-12 airlock.
          o    20 bolted inspection opening with 8" diameter hinged quick open view port in hopper.
          o    Painted customer's color -- Schlagel grey
          o    Stainless steel identification tag
          Mac Filter Ancillary Components:
          o    Structural legs to provide 42" of clearance below airlock
               discharge flange to grade for customer field bolt-up
               installation. Legs are designed for 100 MPH wind loading and seismic zone 2. (UBC exposure C and ground level installation).
          o    Service platform at clean air plenum access door with guard rail and access ladder with safety cage from grade to service platform for customer field bolt-up installation.
         Mac Filter Bag Cleaning  System is  automatic,  self-contained,  medium pressure,  reverse pulse-air bag cleaning system designed to clean each filter bag once during a cleaning  cycle.  The  following  features are included:
          o    Rotating cleaning air distributor and reservoir ensuring that each filter bag is cleaned at the same frequency and with the same amount of air. The close-coupled cleaning air distributor reservoir is driven by a 1 HP, TEXP motor with a direct connected gear drive.
          o    The return of filter exhaust air back into the facility is not recommended. If however, prevailing conditions dictate that return air be routed back into the facility, the buyer is
               cautioned to do so in accordance with prescribed OSHA, EPA, NFPA,
               Federal, State and Local codes and regulations.
          o    112 - 16 oz. x 4'-6" x 96" singed polyester filter bags with grounding strips, no-tool top bag removal, snap band connection for dust tight attachment to the tube sheet. Total cloth area is
               1,070 sq. feet providing a 7,29/1 air to cloth ratio.
          o    Galvanized 12 vertical wire cages are provided to support each filter bag.
          o    Reverse air cleaning blower completely assembled, comprised of a
               Roots rotary positive displacement blower, with a 3 HP, TEFC motor, drive guard, inlet filter, discharge silencer and relief valve all mounted on a steel base.
          o    This unit produces cleaning pressures of approximately 6-- 8 PSIG and is normally mounted outdoors near the base of the filter housing and has a 2" NPT discharge connection. Customer to supply interconnecting piping between blower and top of filter. One 2"
               NPT cleaning air supply and a 1" NPT electrical motor connection are provided on the outside of the clean air plenum for customer connection in the field.
          o    The medium pressure, reverse pulse air cleaning system has a fully pneumatically piloted diaphragm valve. Filter media
               magnehelic pressure gauge kit is provided for customer field mounting to monitor filter performance.
          o    1 1/2" NPT half coupling in hopper for level control.
         Mac Filter Installation:
          o    Filter bags, cages, blower, controls, bolt-up structural steel, ladder and cage are shipped separately for field installation.

                                       37
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

          o    Control and power wiring between components and piping of reverse air blower to collector to be performed by customer.
          o    Top filter bag installation is performed without seals, gaskets, clamps, hardware or tools by the customer.

Item #BF-8163: Loadout Dust System Fan
         Air Tech Model BISW, size 200, Class 4, Arrangement 9 fan,  complete as follows:
          o    Discharge Position: UB
          o    Rotation: TBA
          o    ACFM: 7,800 CFM
          o    S.P. (in WG): 12"
          o    Density: 0.075
          o    Temperature: 70 degrees F
          o    Mild steel construction
          o    Heavy duty bearings
          o    Bolted access door with gasket
          o    1" drain without plug
          o    Drilled and flanged outlet and inlet
          o    Inlet box
          o    Drilled and taped shaft
          o    OSHA shaft and belt guards
          o    Standard shaft seal
          o    Constant speed v-belt drive
          o    EPACT efficiency, TEFC, 25 HP, 1800 RPM, 460/60/3

Item #CS-8166: Loadout Dust System Screw Conveyor

         Item #CE-8125: 400 TPH DDGS "Recirculation" and Loadout Leg
         400 TPH, Model 42168 @ 135'-6" D.H.
         Model: 42
         Cups (@ Centers: 16" x 8" @ 10" C/C
         Discharge Height: 130'-0"
         Capacity: 400 TPII
         RPM: 48
         FMP Belt Speed: 534
         Cup Fill: Water level + 10%
         Material: DDGS 32#/cu ft, 45 PCF for HP
         Head: 10 ga. bottom half, 12 ga. top half, 7 ga. AR steel liner.
         Boot: 7 ga. construction includes one boot inlet for bolting on either up or down side. Boot take-up is 12" and is screw type with outboard mounted flange bearings. The boot shaft is drilled and tapped both ends for 1/2"  13 bolt and has snap rings.
         Double Trunking: 10 ga. construction, continuously welded. Size = 13" x 23" inside
         Head Pulley: 42" diameter, 21" wide, 3.9375" shaft with Craft tt 501 replaceable lagging.
         Boot Pulley: 42" diameter, 21" wide, 2.9375" shaft, wing style.
         Cups (1 row): Plastic, Maxi-Lift, Style CC-HD, vented with Pattern #3
         Belt: Goodyear Pathfinder Supreme (rubber) PF330 x 15" wide with 6 cup lap splice.
         Self cleaning wing pulley in boot.
         Bolt on work/service platform
         Style "B" 3/16" AR head lining
         Style "B" boot inlet  lining  (AR on bottom  only)
         Field  mounted - HP drive with belts, sheaves, and belt guard
         Dodge TA8407H25 torque arm II drive (Class III V-belt)
         Reliance 100 HP TEFC motor,  1800 RPM 230/460 V, 3 Ph, 60 Hz
         (premium efficiency)

                                       38
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

Item #DV-8127: Two Way Valve, 400 TPN, electric

Item #CD-8141: Top Fill Drag to Bins #4 & #5, 400 TPH

Item #E-8150: DDGS Bulkweigher -- 400 TPH
     Bulkweigh Scale with the following general specifications: 400 tons per hour of DDG at 34-37 #/CF. Complete turnkey unit of scale, structure, access structures, controls and control installation. Scale:

     o    Size: outside dimensions are 9'-1" x 8'-6" x 36'-5" high
     o    Capacities: upper garner 802 cf, weigh tank 336 cf, lower garner 370 cf
     o    Materials: All steel hopper tanks fabricated form -- main frame is tubular ASTM Grade A500B, sidewall are ASTM A36
     o    Cones are 60 degree slope fabricated from ASTM A36 7 gauge
     o    All welded construction
     o    Delivered in 1 section, assembled and ready to set
     o    Paint system is epoxy primer and industrial enamel top coat
     o    Gates, hydraulic, 2 in total, are installed.
     o    Ventilation duct between garners, and external vent sized to match load in and load out volume.
     o    Doors are provide for access to all load cells, gates and wiring.
     o    Platforms, two each, one sided.
     o    Ladders from lower platform, to upper platform and to top of structure are provided.
     Plumbing & Wiring:
     o    Scale unit is completely pre-plumbed and pre-wired before shipment.
     Structure to support above bulk weigh scale"
     o    Size 8' x 8' x 40' high
     o    Additional loads: provides lateral stability to elevator leg, supports one end of conveyor bridge.
     o    Delivered as on completely assembled unit ready to set.
     o    Fabricated from ASTM Grade A500B W shapes or tubes with 1" plate bearings.
     o    Paint system is epoxy primer with industrial enamel top coat.
     o    Ladders from grade to lower platform and conveyor.
     o    Mounted to formation with your choice of typical 1..375" cast in galvanized anchor bolts 4 per leg, or welded to cast in place plates.
     Hydraulic Package: AHS power unit
     o    20 gallon reservoir JIC type, LHA
     o    Vickers PVQ piston pump -- 13.5 gallons per minute at 1500 PSI
     o    7.5 HP electric motor 230/460 3 phase
     o    Return filter 3/4" NPT, LHA
     o    6 station manifold system with 2 position 4-way 110 volt valves
     o    Case drain cooler
     o    Immersion tank heater
     o    Pressure gauge
     o    High temp and low oil indicators
     o    Pump and motor adaptor with coupling set
     o    3 slide gate rams
     o    3 test weight rams
     Control Systems:
     o    One weigh work station: Monitor, keyboard and mouse
     o    Desktop 510 P4 1.8g 256mb 20 GM CD XP pro
     o    Modem 56K V 90
     o    Lexmark 2480 par/usb form printer with cable
     o    Star 120 journal serial printer with cable
     o    PC anywhere 10.5 remote monitoring software
     o    One weigh bulk weigh scale interface software
     o    One weigh jag controller 120 V front panel jag extreme

                                       39
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

     o    Bulkweigh control software
     o    Surge protector and cable controller to PC
     o    Test weights, 3 certified 5001#
     o    Loadcell package: 5k, RL 20,000 with all hardware, cable, link and summing card.
     o    Loadcell hardware installed, weigh tank tracked in
          place, cells shipped separately for protection.
     o    Level sensors, 2, one for each hopper.
     Service:
     o    Installation of software and computer hardware
     o    Testing and adjusting of load cells
     o    Test run entire system with product
     o    State Scale Certification
     o    Set up and training of operators

Item #CD-8181: DGGS Loadout Drag, 400 TPH
         30" x 26" TRAMCO Model "G" Chain Conveyor
         CONSTRUCTION:
                  Width: 30 in. (762 mm)    Height: 26 in. (660 mm)
                  Hip Roof: #12 Ga. (2.5 mm) Mild Steel
                  Side Panel: 3/16" (5 mm) Mild SteelSide Liner: None
                  Bottom Plate: 3/8" (10 mm) Com. Grd. A. R.
         MATERIAL:                                                     CONFIGURATION:
                  Product: Distiller's Grain, Spent, Dry               104'-0" Horizontal, Centerlines of inlet
                                                                       to discharge
                  Capacity 400 TPH, (26667 cuft/hr)
                  Density: 30-30 lbs/cuft(0.47-0.47 tons/cuM)
         TECHNICAL INFORMATION:
                  Chain Speed: 130 FPM (0.66 in/sec)
                  Head Shaft Speed: 24.56 RPM
                  Chain Pull Required: 7,379 lbf (33 kN)               Chain Pull Applied: 15,000 lbf (67 kN)
                  Head Shaft Diameter: 5 7/16 in.                      Head Bearing Diameter: 4 15/16 in.
                  Tail Shaft Diameter: 3 15/16 in.                     Tail Bearing Diameter: 3 15/16 in.
                  Shaft Horsepower: 29.1 HP(21.68kW)          Recommended Motor Horsepower: 40.0
                                                                       HP(30 kW)
                  Conveyor Head Sprocket Size: 10.5 Teeth     Conveyor Tail Sprocket Size: 10.5
                                                                       Teeth
         CONVEYOR COMPONENTS CONSISTING OF:
          1    "G" Style, Split, Tall Head Section with Dodge Type E 4-Bolt PB 4
               15/16 in. Bearings , w/ relief door and limit switch
          1    Complete Assembly RINO Packing Gland Shaft Seal
          1    "G" Style, Split Tail Section, with 3 15/16 in.. Bearings
          1    Single Take-up Section
          11   Intermediate sections, 10'-0' (3048 mm) long
          1    Short Intermediate. Sect.5'-6"(1600 mm) long
          1    Strand(s) of WHX132 , assembled with attachments on 12.1"
               (307 mm) Spacing and Flight 3/4"(19 mm) UHMW
          1    Bypass Inlet: 45"W X 32"L(1143mm X 813mm)
          I    Intm Gate, Motor Actuated, Rack and Pinion Discharge Gate, with 2
               H Motor and Gearbox
          14   Pairs of Std. Support Legs: 6 in tall
          3    Matching flanges for the inlets and the discharge
          1    Drill and tap the tail shaft on both ends with 1/2" - 13 for motion sensor (which is to be furnished by others),
          1    Slack Chain Devise
          2    Electric gates at head discharges.
SHAFT MOUNT DRIVE, Item 11:
          1    40 H. P., 230/460 Volt, 1750 RPM, 3 phase, 60 cycle, TEFC,
               Premium Efficiency Reliance Motor

                                       40
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

          1    40 H. P., 24.56 RPM output speed, Class II service, Shaft Mount
               Type Reducer, Dodge TA8407II40, with torque arm, backstop and motor mount.
          1    Lot of required "B" type V-belts and sheaves with bushings
          1    Expanded Metal Guard

Item #ME-8183: Loadout Spout Lane #3
         One BayShore  Loadout Spout,  DDGS loading at 400 TPH, Model UN800EV-18
         Net Weight: 753 lbs.
         Retraced Height: 28"
         Vertical Travel: 18'
         Inlet: 14" diameter
         Dust Outlet Connection: 6" 150# flange
         Recommended Air Withdrawal: 1400-1800 CFM
         Drive: Heavy duty, worm gear, 60:1
         Motor: 1 HP, TEFC, 230/460V/3/60 Hz
         Upper & Lower Drive Limits: Nema 4 full up and combination, full down/
         slack cable lever limit switches
         Automatic level sensor: Nema 4 Tilt probe
         Inner Cones: Urethane
         Outer Sleeve: Urethane/nylon with aluminum support rings
         Discharge: CS construction tapered design
         Paint: Power tool cleaned, rust inhibitive primer and industrial enamel finish

Item #CD-8186: DDGS Loadout Shuttle Drag, 400 TPH
         30" x 26" TRAMCO Model "G" Chain Conveyor
         CONSTRUCTION:
                  Width: 30 in. (762 mm)                      Height: 26 in. (660 mm)
                  Hip Roof: #12 Ga. (2.5 mm) Mild Steel
                  Side Panel: 3/16" (5 mm) Mild Steel         Side Liner: None
                  Bottom Plate: 3/8" (10 mm)
                      Com. Grd, A. R.
         MATERIAL:                                            CONFIGURATION:
                  Product: Distiller's Grain, Spent, Dry      33'-11" Horizontal, Centerlines of inlet to
                                                              discharge
                  Capacity: 400 TPH, (26667 cuft/hr)
                  Density: 30-30 lbs/cuft(0.47-0.47 tons/cuM)
         TECHNICAL INFORMATION:
                  Chain Speed: 130 FPM (0.66 m/sec)  Head Shaft Speed: 24.56 RPM
                  Chain Pull Required: 2,295 lbf (10 kN)      Chain Pull Applied: 15,000 lbf (67 kN)
                  Head Shaft Diameter: 4 7/16 in.             Head Bearing Diameter: 4 7/16 in.
                  Tail Shaft Diameter: 3 15/16 in.            Tail Bearing Diameter: 3 15/16 in.
                  Shaft Horsepower: 9.0 HP(6.74kW)   Recommended Motor Horsepower: 15.0 HP
                                                              (11 kW)
                  Conveyor Head Sprocket Size: 10.5
                  Teeth                                       Conveyor Tail Sprocket Size: 10.5
                                                              Teeth
         CONVEYOR COMPONENTS CONSISTING OF:
          1    "G" Style, Split, Tall Head Section with Rex ZT 4 7/16 in.
               Take-up Bearings, w/ relief door and limit switch
          1    Complete Assembly RINO Packing Gland Shaft Seal
          1    "G" Style, Split Tail Section, with Dodge Type E 4-bolt 3 15/16
               in. Pillow Block Bearings
          1    Single Take-up Section
          3    Intermediate sections, 10'-0' (3048 mm) long
          1    Short Intermediate. Sect.4'-3"(1200 mm) long

                                       41
Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

          1    Strand(s) of WHX132 , assembled with attachments on 12.1"(307 mm)
               Spacing and Flight 3/4"(19 mm) UHMW
          1    Feed-Thru Inlet: 6"W X 12"L(152mm X 305mm)
          6    Pairs of Std. Support Legs: 6 in tall
          2    Matching flanges for the inlets and the discharge
          1    Drill and tap the tail shaft on both ends with 1/2" - 13 for motion sensor (which is to be furnished by others).
          1    Slack Chain Devise
          2    Electric Gates at head discharges
SHAFT MOUNT DRIVE, Item 12:
          1    15 H. P., 230/460 Volt, 1750 RPM, 3 phase, 60 cycle, TEFC,
               Premium Efficiency Reliance Motor
          1    15 H. P., 24.56 RPM output speed, Class III service, Shaft Mount
               Type Reducer, Dodge TA6307H40, with torque arm, backstop and motor mount.
          1    Lot of required "B" type V-belts and sheaves with bushings
          1    Expanded Metal Guard

Item #ME-8191 & ME-8193: DDGS Loadout Shuttle System Lane #4 Two Loadout Spouts
                  (2) BayShore Loadout Spouts, DDGS open truck, slotted rail car loading at 400 TPH
                  Model UN800EV-8
                  Net Weight: 1009 lbs.
                  Retraced Height: 38"
                  Vertical Travel: 8'
                  Inlet: 14" diameter
                  Dust Outlet Connection: 6" 150# flange
                  Recommended Air Withdrawal: 1400-1800 CFM
                  Drive: Heavy duty, worm gear, 60:1
                  Motor:  1 HP, TEFC, 230/460V/3/60 Hz
                  Upper & Lower Drive Limits: Nema 4 full up and combination, full down/slack cable lever limit switches
                  Automatic level sensor: Nema 4"Tilt probe
                  Inner Cones: Urethane
                  Outer Sleeve:. Urethane/nylon with aluminum support rings
                  Discharge: CS construction tapered design
                  Paint: Power tool cleaned, rust inhibitive primer and
                  industrial enamel finish
                  Packaging: Shipped completely assembled on skid
                  Drawing: UN800-10001

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 13: FURNISHINGS (not used)

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 14: SPECIAL CONSTRUCTION: Pre-Engineered Buildings

14.1   DESCRIPTION

          Work includes: Provide and install all prefabricated buildings, metal siding, and trims, where shown on the Drawings, as specified herein, and as needed for a complete and proper installation.

14.2   QUALITY ASSURANCE

          Use adequate numbers of skilled workman who are thoroughly trained and experienced in the necessary crafts and who are completely familiar with the specified performance of the work of this Section.

          Codes and Standards:
          A.   Comply with pertinent requirements of governmental agencies having jurisdiction.
          B.   In the event of conflict between or among pertinent codes, standard, and regulations, comply with the more stringent
               requirements.

         Except  as  otherwise   specifically   approved  in  advance,   provide
         fabrication,  delivery and installation as a single  subcontract to the specified manufacturer.

14.3   DESIGN CRITERIA Building components shall be designed for maximum of
       30 PSF live load and maximum of 90 PSF wind load. Final design and loads will follow at a later date.

14.3.1 Acceptable Manufactures:
          A.   Design is based on the use of buildings manufactured by
               Varco-Pruden (or equal) and the terminology may include reference to proprietary products of that company.
          B.   Provide the products upon which design is based, or equal
               products of other manufacturers approved in advance by Todd &
               Sargent, Inc.

14.3.2 Buildings shall be clear span, either gabled or single slope, rigid frame type construction. Rigid frames shall be designed with manufacturer's standard columns and rafters of shop welded steel plate. Precision formed secondary framing shall be covered with precision rolled galvanized and painted wall roof panels.

14.3.3 Building width shall be from outside to outside of sidewall framing.
       Length shall be from outside of end wall framing. Dimensions shall be as shown on the Drawings,.

14.3.4 Roof slope shall be as shown on Drawings of one (1) inch, rise to 12 inch horizontal.

14.3.5 Building component parts shall consist of: columns, rafters, purlins, girts, struts, connectors, base angles, bracing, covering, windows, doors, skylights, and flashings as required for a complete weathertight building as for a complete weathertight building as indicated on the
       Drawings. All material shall be new and fee from defects.

14.3.6 Anchor bolts and other anchorage requirements shall be as shown on building manufacturer's drawings.

14.3.7 There shall be no field modification of primary structural members, except where specifically authorized by the Engineer and manufacturer.

14.3.8 Erection shall be preformed in accordance with manufacturer's erection drawings, by a qualified erector using proper tools and equipment.

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

14.3.9 All Standard Drawings and Design Analysis shall bear the seal of a
       Registered Professional Engineer in the state of Illinois. Complete
       Design Analysis of all structural components or assemblies shall be furnished to the Owner's Engineer if requested in writing.

14.4   METAL SIDING AND ROOFING

14.4.1 Roofing shall be standard rib, 24 gauge, painted (minimum) galvanized steel type and shall carry a 20 year bonded guarantee.

14.4.2 All metal siding will be 26 gauge and roof panels shall be a minimum of
       24 gauge standard rib type panels (manufacturer's standards), constructed from 80 KSI (minimum) steel.

14.5   SKYLIGHT/WALL-LITE PANELS - Not Used

14.6   TRIM AND FLASHING

14.6.1 All metal flashing, corner trim, door trim, window trim, etc., required, shall be manufacturer's standard, except nonstandard items shall be by the contractor. Material to be 26 gauge galvanized iron, painted to match building color scheme.

14.7   PAINTING

14.7.1 Colors for metal ribbed panels shall be as required by Owner (from manufacturer's standard color selection). Structural steel paint shall be per manufacturer's standards subject to approval by the Owner.

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 15: MATERIAL HANDLING SYSTEM (not used)

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 16: MECHANICAL

The following items are included in the mechanical:

16.1   GENERAL

16.1.1 The subcontractor will provide all the labor, equipment, materials, and supervision for the Mechanical Installation at the owner's new grain elevator facility, to be constructed in Fort Dodge, Iowa, including systems per the following general descriptions:

16.2   COMPRESSED AIR PIPING -- Not Used

16.3   PLUMBING
          A.   PVC waste and vent piping serving the restrooms, discharging 5'
               out from the building perimeter.
          B.   Water piping and insulation to the restroom, with supply lines stubbed 5' out from building perimeter.
          C.   Plumbing fixtures in each restroom include one water closet, one lavatory including faucets and stop valves, and one (1) 10 gallon, electric water heater.

16.4   HVAC
          A.   All louvers will be furnished and installed by Todd & Sargent.
          B.   Receiving control room HVAC to maintain 70 degree F in summer and
               80-degree F in winter, and will provide room pressurization.

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

DIVISION 17: ELECTRICAL & PLANT AUTOMATION (By Owner)

17.1   ELECTRICAL WORK

          All material, equipment, and labor necessary for the installation of the secondary electrical service, electrical power and control wiring to provide a complete, workable electrical system.

17.1.1 Area Classifications
          Our pricing is based on the following electrical classifications:
          1.   Class II Division 2 -- Load-out and Receiving areas and the DDGS
               Building
          2.   Class II Division 1 -- Silo tunnels, Receiving, Grinding, and
               DDGS tunnels.
          3.   NEMA 1-- Offices, control rooms, electric rooms, and other non-process areas
          4.   NEMA 3R -- Outdoor locations

17.1.2 Standards
          We have utilized the following standards fbr this estimate:
          1.   National Electric Code - 2002 Edition
          2.   Intermediate Metal Conduit -- All process areas
          3.   Cable Tray - Will be used at our discretion.
          4.   PVC Schedule 40--direct buried
          5.   EMT Conduit - offices, control rooms, & electric rooms
               (lighting/receptacle system only)
          6.   Stranded copper wire for all sizes

17.1.3   Drawings & Documents
         We have included a drawing package containing the following drawings and documents.
         o    Drawing Index
         o    General Information Abbreviations and Designations Drawing
         o    Area Classification Plans
         o    Electrical equipment list
         o    Power One-line Diagram
         o    Panelboard Schedule
         o    Grounding Plans
         o    Facility Lighting Plans
         o    Special Systems -- Telephone conduit, HVAC
         o    Electrical Specifications

         Electrical Equipment List
         We will create an equipment list  including all electrical  devices and motors. This list will be used throughout the design process. This list will  identify  all  electrical  components  of the  design and will be maintained throughout the entire project.

17.1.4 Power Distribution
          We will design the low voltage 480V power distribution for areas covered in the scope. The system will be designed for safety, capacity and maintainability. We will size all feeders, switchboard, transformers, and panelboards. We will provide short circuit and coordination studies to provide properly rated equipment and provide a report for each. We have based our initial design sizing per Todd &
          Sargent Company's preliminary drawings.

17.1.5 Motor and Control/Instrument Wiring
          A connection has been included to each of the motors and control devices as indicated on the revised equipment list.

17.1.6 Plant Communications -- by ICM

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Southwest Iowa Renewable Energy, LLC                           December 18, 2006
Council Bluffs, Iowa

17.1.7 Lighting and Receptacles -- by ICM

17.1.8 Platform Scale Hookup -- by ICM

17.1.9 Grounding -- by ICM

17.1.10 Control Systems-- by ICM

17.1.11 Start-Up Services -- by ICM

17.1.12 Clarifications -- by ICM